As filed with the Securities and Exchange Commission on July 17, 2019

File No. 333-232098

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☑ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Gifford R. Zimmerman

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares of Beneficial Interest, $0.01 Par Value Per Share	11,992,284 Shares	$16.88(1)	$202,429,753.92	$24,534.49(2)

(1)	Net asset value per common share on July 8, 2019.
(2)	Transmitted prior to filing. A registration fee of $2.04 was paid in connection with the initial filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

AND

NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND (NTC)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

[•], 2019

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the proposal to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.

You are receiving the Joint Proxy Statement/Prospectus as a holder of preferred shares of Nuveen AMT-Free Municipal Credit Income Fund (the “Acquiring Fund”) or a holder of common shares of Nuveen Connecticut Quality Municipal Income Fund (the “Target Fund”) in connection with special meetings of shareholders of the Acquiring Fund and the Target Fund (each, a “Special Meeting” and together, the “Special Meetings”). At the Special Meetings, shareholders of the Funds will be asked to approve an Agreement and Plan of Merger (the “Proposal”) pursuant to which the proposed combination of the Acquiring Fund and the Target Fund (the “Merger”) will be effected.

Your Fund’s Board of Trustees (each, a “Board”), including the independent Board members, unanimously recommends that you vote FOR the Proposal.

Q.	Why has each Fund’s Board recommended the Proposal?

A.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Funds’ investment adviser, recommended the proposed Merger as a part of an ongoing initiative to rationalize the product offerings of Nuveen’s municipal closed-end funds. Based on information provided by Nuveen Fund Advisors, the Board believes that the proposed Merger may benefit common shareholders of the Target Fund in a number of ways, including, among other things:

•

The potential for higher common share net earnings, due in part to the Acquiring Fund’s larger exposure to lower rated securities (or “junk bonds”) which are subject to higher risk, as well as operating economies from the Acquiring Fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•

Lower net operating expenses excluding the cost of leverage, as certain fixed costs are spread over a larger asset base (as discussed in more detail below, total expenses including leverage are expected to be higher for the combined fund due to differences in the amounts of leverage).

Based on information provided by Nuveen Fund Advisors, the Board considered that the Acquiring Fund may benefit in the near-term from a modest increase in operating efficiencies and over the long-term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities.

Additionally, if all requisite shareholder approvals of the Target Fund and the Acquiring Fund with respect to the Merger are obtained, the Board of the Target Fund has authorized a cash distribution in an amount equal to 10% of the assets attributable to common shares of the Fund (the “Special Cash Distribution”). The Special Cash Distribution will be declared and paid following shareholder approval of the Merger and before the closing of the Merger. The Target Fund is expected to sell portfolio securities in order to raise cash to fund the Special Cash Distribution to the extent that the Fund does not otherwise hold cash or cash equivalents. See “The Proposal—A. Synopsis—Special Cash Distribution.”

The Special Cash Distribution will be paid to all common shareholders of record of the Target Fund on the date the Special Cash Distribution is paid.

With respect to holders of preferred shares of the Target Fund, the Target Fund Board considered that, upon the closing of the Merger, holders of the Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) of the Target Fund will receive, on a one-for-one basis, newly issued AMTP Shares of the Acquiring Fund having substantially similar terms as of the closing of the Merger, as the AMTP Shares exchanged therefor.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund Board considered that the Acquiring Fund may benefit in the near-term from a modest increase in operating efficiencies and over the long-term from increased investment capital, which would allow the Acquiring Fund to pursue additional investment opportunities. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund Board considered that the outstanding preferred shares of the Acquiring Fund and the preferred shares of the Acquiring Fund to be issued in the Merger would have equal priority with each other as to the payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that the Merger would be in the best interests of its Fund and has approved the Merger.

Q.	How will preferred shareholders be affected by the Merger?

A.

The Acquiring Fund has two series of MuniFund Preferred Shares (“MFP Shares”) and five series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus, and these shares will remain outstanding following the Merger. The Target Fund has one series of AMTP Shares outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus. Upon the closing of the Merger, holders of AMTP Shares of the Target Fund will receive, on a one-for-one basis, newly issued AMTP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Merger, as the AMTP Shares of the Target Fund exchanged therefor. The outstanding MFP Shares and VRDP Shares of the Acquiring Fund and the AMTP Shares to be issued by the Acquiring Fund in the Merger will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Following the Merger, holders of preferred shares of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Merger. Additionally, the combined fund will have multiple series and types of preferred shares outstanding. The different types of preferred shares have different characteristics and features, which are described in more detail in the Joint Proxy Statement/Prospectus. See “The Proposal—C. Information About the Merger—Description of AMTP Shares to Be Issued by the Acquiring Fund” beginning on page 56, “Additional Information About the Acquiring Fund—Description of Outstanding MFP Shares” beginning on page 74 and “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund VRDP Shares” beginning on page 77. In addition, the voting power of certain series of preferred shares may be more concentrated than others.

Q.	Do the Funds have similar investment objectives, policies and risks?

A.

Both Funds seek to provide tax-exempt current income by investing primarily in municipal securities. However, there are material differences between the investment objectives, policies and risks of the Funds. The principal similarities and differences between the Funds’ investment objectives, policies and risks are as follows:

•

The Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals, while the Target Fund seeks to provide current income exempt from both regular federal income tax and Connecticut personal income tax.

•

The Target Fund invests primarily in Connecticut municipal obligations and is subject to economic, political and other risks of a single state, while the Acquiring Fund may invest in municipal obligations of any U.S. state or territory.

•

The Target Fund invests primarily in investment grade securities, while the Acquiring Fund may invest up to 55% of its managed assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization.

•	Each Fund is a diversified, closed-end management investment company and currently employs leverage through the issuance of preferred shares and the use of inverse floating rate securities.

See “A. Synopsis—Comparison of the Acquiring Fund and the Target Fund—Investment Objectives and Policies” and “A. Synopsis—Comparative Risk Information” for more information.

Q.	How will the Merger impact fees and expenses?

A.

Based on information for the six-month semi-annual period ended April 30, 2019 for the Acquiring Fund and the six-month semi-annual period ended November 30, 2018 for the Target Fund, the pro forma annualized expense ratio, including the costs of leverage, of the combined fund following the Merger is estimated to be thirteen basis points (0.13%) higher than the total annualized expense ratio of the Target Fund because of differences in the amounts of leverage.

Based on information for the six-month semi-annual period ended April 30, 2019 for the Acquiring Fund and the six-month semi-annual period ended November 30, 2018 for the Target Fund, the pro forma annualized operating expenses per common share (i.e., total expenses excluding leverage costs) of the combined fund following the Merger are estimated to be lower than the operating expenses per common share of the Target Fund because of greater economies of scale due to operating efficiencies and the larger asset base of the combined fund.

See the Comparative Fee Table on page 17 of the enclosed Joint Proxy Statement/Prospectus for more detailed information regarding fees and expenses.

Q.	Will the Merger impact distributions to common shareholders of the Target Fund?

A.

In considering the Merger, the Board took into account information from Nuveen Fund Advisors indicating that the Merger is expected to result in higher distributions for common shareholders of the Target Fund (as common shareholders of the combined fund following the Merger), with the expected higher distribution rates (before and after taxes), if any, due to the potential increase in earnings from lower operating expenses per common share (excluding the costs of leverage) and the combined fund’s greater investment flexibility to invest in diverse geographic regions and to invest to a greater degree in lower rated municipal securities. However, such distributions will be exempt from federal income tax only and not state tax.

Additionally, if all requisite shareholder approvals of the Target Fund and Acquiring Fund with respect to the Merger are obtained, the Board of Trustees of the Target Fund has authorized the Special Cash Distribution to be paid to common shareholders of the Target Fund prior to the closing of the Merger.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Merger?

A.

Yes. The Target Fund, and indirectly its common shareholders, will bear the costs of the Merger, whether or not the Merger is consummated. Common shareholders of the Acquiring Fund and preferred shareholders of either Fund will not bear any costs of the Merger. The allocation of the costs of the Merger to the Target Fund is based on the expected benefits of the Merger, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and operating expense savings, if any, to Target Fund common shareholders following the Merger.

The total costs of the Merger are estimated to be approximately $525,000 (0.27% of average net assets attributable to the Target Fund’s common shares for the six-month period ended April 30, 2019) and such costs will be reflected in the Target Fund’s net asset value at or before the close of trading on the business day immediately prior to the closing of the Merger. If the Merger is not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Target Fund, and common shareholders of the Target Fund indirectly, will still bear the costs of the Merger.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Merger. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or Nuveen Fund Advisors. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	Why is the Target Fund paying a Special Cash Distribution?

A.

If all requisite shareholder approvals of the Target Fund and Acquiring Fund with respect to the Merger are obtained, the Board of Trustees of the Target Fund has authorized a Special Cash Distribution to be paid to common shareholders of the Target Fund prior to the closing of the Merger. The purpose of the Special Cash Distribution is to provide common shareholders with a partial return of their investment in the Target Fund prior the Merger. When the Special Cash Distribution is made, the Target Fund’s net asset value will drop by the per share amount of the Special Cash Distribution. As a result, common shareholders will receive fewer shares in the Acquiring Fund than they would have received if the Special Cash Distribution were not made.

Q.	How will the Special Cash Distribution be treated for federal income tax purposes?

A.

The Acquiring Fund and Target Fund intend to take the position that the Special Cash Distribution is not part of the consideration received by the Target Fund common shareholders in the Merger. Instead, the Target Fund will treat the Special Cash Distribution as a dividend for federal income tax purposes to the extent it is paid out of the current and accumulated earnings and profits of the Target Fund and such dividend will be taxable to the extent it is attributable to the Target Fund’s ordinary taxable income or capital gain. To the extent the Special Cash Distribution exceeds a common shareholder’s allocable share of the Target Fund’s current and accumulated earnings and profits, the Special Cash Distribution should constitute a tax-free return of capital to the extent of the shareholder’s basis in the Target Fund common shares with respect to which the distribution is paid and will reduce that basis. To the extent that the Special Cash Distribution exceeds a shareholder’s basis in such shares, the Special Cash Distribution should be treated as a capital gain to shareholders who hold their Target Fund shares as capital assets. The Special Cash Distribution may also affect the federal income tax characterization of other dividends and distributions made to the Target Fund’s common and preferred shareholders during the Target Fund’s current taxable year.

Notwithstanding the Funds’ intended treatment of the Special Cash Distribution, the federal income tax treatment of the Special Cash Distribution is not free from doubt. Because of the relationship between the Special Cash Distribution and the Merger, the Special Cash Distribution could be treated as additional cash consideration in the Merger.

See “The Proposal—C. Information about the Merger—Material Federal Income Tax Consequences of the Merger” for more information.

Q.	Does the Merger constitute a taxable event for the Target Fund’s shareholders?

No. The merger of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund, which is the legal means by which the combination of the Funds will be effected, is

v

intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that Target Fund shareholders should not recognize any gain or loss for federal income tax purposes as a direct result of the Merger, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share. Such federal income tax consequence to common shareholders of the Target Fund is based on the position that the Special Cash Distribution is not part of the consideration received by the Target Fund common shareholders in the Merger, as described above. See “The Proposal—A. Synopsis—Material Federal Income Tax Consequences of the Merger” for more information.

In addition to the Special Cash Distribution, the Target Fund expects to declare prior to the closing of the Merger a distribution to its common shareholders of all of its undistributed net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Target Fund’s common shareholders for federal income tax purposes. Prior to the closing of the Merger, the Target Fund is expected to sell the municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. Such sales are not expected to be material (less than 5% of the assets of the Target Fund). To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Merger, including sales of securities that generate income subject to the federal alternative minimum tax applicable to individuals or to fund the Special Cash Distribution, the Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund and the federal income tax characterization of other dividends and distributions made to the Target Fund’s common and preferred shareholders during the Target Fund’s current taxable year. Notwithstanding the foregoing, no capital gains are expected in connection with the sale of portfolio securities due to available capital loss carryforwards.

See “The Proposal—C. Information about the Merger—Material Federal Income Tax Consequences of the Merger” for more information.

Q.	As a result of the Merger, will common shareholders of the Target Fund receive new shares in exchange for their current shares?

A.

Yes. Upon the closing of the Merger, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Merger, of the Acquiring Fund common shares received by Target Fund shareholders (including, for this purpose, fractional Acquiring Fund common shares to which shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of the Target Fund held by its shareholders as of such time. Fractional Acquiring Fund shares due to the Target Fund shareholders will be aggregated and sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund following the Merger. As a result of the Merger, including the issuance of additional common shares by the Acquiring Fund in connection with the Merger, common shareholders of each Fund will hold a smaller percentage of the outstanding common shares of the combined fund than they held in the Acquiring Fund or Target Fund individually.

Q.	What will happen if the required shareholder approvals are not obtained?

A.

If the Merger is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Proposal or, with respect to the Target Fund Board, continuing to operate the Target Fund as a stand-alone fund. The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals must be obtained and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund also must be obtained. Because the closing of the Merger is contingent upon each of the Acquiring Fund and the Target Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if shareholders of the Target Fund entitled to vote on the Proposal approve the Proposal and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions.

Each series of preferred shares (with the exception of Series B MFP Shares of the Acquiring Fund) was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of the Fund’s outstanding preferred shares, one or more shareholder approvals required for the Merger may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. Additionally, because of the smaller liquidation preference of each Series B MFP Share, holders of Series B MFP Shares will have a greater number of votes for the same dollar value compared to other series of preferred shares of the Acquiring Fund. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Proposal; there is no guarantee that such shareholders will approve the Merger over which they may exercise effective disposition power.

Q.	What is the timetable for the Merger?

A.	If shareholder approvals and other conditions to closing are satisfied (or waived), the Merger is expected to take effect on or about November 11, 2019, or as soon as practicable thereafter.

Q.	How does the Board recommend that shareholders vote on the Merger?

A.	After careful consideration, each Board has determined that the Merger is in the best interests of its Fund and recommends that you vote FOR the Proposal.

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at 1-866-905-8143 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•

To vote in person, if you own shares directly with a Fund, you may attend such Fund’s Special Meeting and vote in person, or you may execute a proxy designating a representative to attend that Special Meeting and vote on your behalf. If you own shares in “street name” through a broker or nominee, you may attend that Special Meeting and vote in person only if you obtain a proxy from your broker or nominee in advance of that Special Meeting and bring it with you to hand in along with the ballot that will be provided. The date, time and location of each Special Meeting is set forth on the enclosed notice of meeting for the Funds.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the Proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold its meeting or the vote on the Proposal, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[•], 2019

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

AND

NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND (NTC)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 23, 2019

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (each, a “Special Meeting”) of each of Nuveen AMT-Free Municipal Credit Income Fund (the “Acquiring Fund”) and Nuveen Connecticut Quality Municipal Income Fund (the “Target Fund”) will be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, September 23, 2019 at 2:00 p.m. Central time, for the following purposes:

•

Agreement and Plan of Merger. The shareholders of the Acquiring Fund and the Target Fund voting as set forth below will vote on a proposal to approve an Agreement and Plan of Merger pursuant to which the Target Fund will be merged with and into NAMCIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund, with common shares of the Target Fund being converted into newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of fractional common shares) and each issued and outstanding Adjustable Rate MuniFund Term Preferred Share (“AMTP Shares”) of the Target Fund being converted into a newly issued AMTP Share of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $100,000 per share.

(a)	For the Target Fund:

(i)	The common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Merger.

(ii)	The preferred shareholders voting separately to approve the Agreement and Plan of Merger.

(b)	For the Acquiring Fund (preferred shareholders only):

(i)	The preferred shareholders voting separately to approve the Agreement and Plan of Merger.

•	To transact such other business as may properly come before the Special Meeting.

Only shareholders of record of each Fund as of the close of business on June 25, 2019 are entitled to notice of and to vote at such Fund’s Special Meeting and any and all adjournments or postponements thereof.

1

All shareholders are cordially invited to attend their Fund’s Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend a Special Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend that Special Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of such Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at your Fund’s Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at such Special Meeting.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

2

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED JULY 17, 2019

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

AND

NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND (NTC)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

[•], 2019

This Joint Proxy Statement/Prospectus is being furnished to preferred shareholders of Nuveen AMT-Free Municipal Credit Income Fund (the “Acquiring Fund”) and common shareholders of Nuveen Connecticut Quality Municipal Income Fund (the “Target Fund”) in connection with the solicitation of proxies by each Fund’s Board of Trustees (the “Target Fund Board,” and each of the Target Fund’s Board and the Board of Trustees of the Acquiring Fund (defined below) (the “Acquiring Fund Board”), a “Board” and together, the “Boards” and each trustee a “Board Member”), for use at the Special Meeting of Shareholders of each Fund to be held at the offices of Nuveen, LLC (“Nuveen”), 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, September 23, 2019 at 2:00 p.m. Central time, and at any and all adjournments or postponements thereof (each, a “Special Meeting” and together, the “Special Meetings”), to consider the proposal listed below (the “Proposal”) and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each Fund is a diversified, closed-end management investment company organized as a Massachusetts business trust. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about [•], 2019. Shareholders of record of each Fund as of the close of business on June 25, 2019 are entitled to notice of and to vote at such Fund’s Special Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the Proposal described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matter coming before each Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the Proposal by filing with a Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending that Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending a Special Meeting will not revoke any previously submitted proxy.

Pursuant to this Joint Proxy Statement/Prospectus, preferred shareholders of the Acquiring Fund and common shareholders of the Target Fund are being solicited to vote on the Proposal to approve an Agreement and Plan of Merger that provides for (1) the merging of the Target Fund with and into NAMCIF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund (the “Merger Sub”), (2) the conversion of each issued and outstanding common share of beneficial interest of the Target Fund into newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and (3) the conversion of each issued and outstanding AMTP Share (defined below) of the Target Fund into a newly issued AMTP Share of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $100,000 per share (the “Merger”).

In addition to its common shares, the Acquiring Fund has seven series of preferred shares outstanding—two series of MuniFund Preferred Shares (“MFP Shares”) and five series of Variable Rate Demand Preferred Shares (“VRDP Shares”). The Target Fund has one series of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) outstanding. To be approved, the Proposal must be approved by the Funds’ common and preferred shareholders as follows:

•

With respect to the Target Fund, the Proposal must be approved by the Target Fund’s common and preferred shareholders, voting together as a single class, and by the Target Fund’s preferred shareholders, voting separately.

•	With respect to the Acquiring Fund, the Proposal must be approved by the Acquiring Fund’s preferred shareholders, voting separately.

Only the preferred shareholders of the Acquiring Fund and the common shareholders of the Target Fund are being solicited to vote on the Proposal pursuant to this Joint Proxy Statement/Prospectus. The preferred shareholders of the Target Fund are being solicited to vote on the Proposal by means of separate proxy statements.

A quorum of shareholders is required to take action at each Special Meeting. A majority (more than 50%) of the shares entitled to vote at each Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Special Meeting. Votes cast in person or by proxy at each Special Meeting will be tabulated by the inspectors of election appointed for that Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. “Broker non-votes” are shares held by a broker or nominee, typically in “street name,” for which the broker or nominee returns a valid proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. For purposes of voting on the Proposal, abstentions and broker non-votes, if any, will be counted as present for purposes of determining whether a quorum is present.

ii

Broker-dealer firms holding common shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. The Target Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by a Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers. Because the approval of the Proposal requires that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of the Proposal, abstentions and broker non-votes will have the same effect as a vote against the Proposal.

Series B MFP Shares and VRDP Shares, but not Series A MFP Shares or AMTP Shares, held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Special Meeting, or, if adjourned or postponed, one business day before the day to which the Special Meeting is adjourned or postponed, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the NYSE, be voted by the broker on the Proposal in the same proportion as the votes cast by all holders of Series B MFP Shares or VRDP Shares who have voted on the Proposal. Rule 452 permits proportionate voting of the Acquiring Fund’s Series B MFP Shares and VRDP Shares with respect to a particular item if, among other things, (1) a minimum of 30% of the Acquiring Fund’s outstanding Series B MFP Shares or VRDP Shares has been voted by the holders of such shares with respect to such item, (2) less than 10% of the Acquiring Fund’s outstanding Series B MFP Shares or VRDP Shares has been voted by the holders of such shares against such item and (3) for any proposal as to which holders of common shares and preferred shares vote as a single class, holders of common shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of a Fund as of the close of business on June 25, 2019 will be entitled to one vote for each share held and with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of June 25, 2019 for each Fund, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	MFP Shares(1)	VRDP Shares(1)	AMTP Shares(1)
Acquiring Fund (NVG)	202,552,895	2,054 (Series A) 200,000 (Series B)	1,790 (Series 1) 3,854 (Series 2) 1,800 (Series 4) 3,405 (Series 5) 3,267 (Series 6)	—
Target Fund (NTC)	14,328,976	—	—	1,120 (Series 2028)

(1)

The common shares of the Acquiring Fund and the Target Fund are listed on the NYSE. Upon the closing of the Merger, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares are currently listed on an exchange.

iii

The proposed Merger is part of an ongoing initiative to rationalize the product offerings of Nuveen’s municipal closed-end funds. The Acquiring Fund and the Target Fund each invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income tax; however, the Target Fund concentrates its investment portfolio in Connecticut state-specific, investment-grade municipal securities the income from which is also exempt from Connecticut income tax in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of medium-credit municipal securities the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Merger, dated [•], 2019 (the “Merger SAI”);

(2)

the audited financial statements and financial highlights and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2018 (File No. 811-09475);

(3)

the unaudited financial statements and financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Semi-Annual Report for the six-month period ended April 30, 2019 (File No. 811-09475);

(4)

the audited financial statements and financial highlights and related independent registered public accounting firm’s report for the Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended May 31, 2018 (File No. 811-07606): and

(5)	the unaudited financial statements and financial highlights for the Target Fund contained in the Target Fund’s Semi-Annual Report for the six-month period ended November 30, 2018 (File No. 811-07606).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Merger SAI, please ask for the “Merger SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the applicable Fund by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be obtained through the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

iv

The common shares of each Fund are listed on the NYSE. None of the MFP Shares, VRDP Shares or AMTP Shares are listed on any exchange. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Merger. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

JOINT PROXY STATEMENT/PROSPECTUS

[•], 2019

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

AND

NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND (NTC)

vi

vii

THE PROPOSAL—MERGER OF THE TARGET FUND WITH AND INTO A WHOLLY-OWNED SUBSIDIARY OF THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the combination of the Target Fund and the Acquiring Fund, to be effected by the Merger. More complete information is contained elsewhere in this Joint Proxy Statement/Prospectus and in the Merger SAI and the appendices hereto and thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background and Reasons for the Merger

The Boards have approved the Merger as part of an ongoing initiative to rationalize the product offerings of Nuveen funds. The Boards considered the Merger in connection with this initiative and determined that the Merger would be in the best interests of the Funds. The Acquiring Fund and the Target Fund each invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income tax; however, the Target Fund concentrates its investment portfolio in Connecticut state-specific, investment-grade municipal securities the income from which is also exempt from Connecticut income tax in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of medium-credit municipal securities the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

Based on the information provided by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the investment adviser to the Fund’s, each Fund’s Board believes that the proposed Merger may benefit common shareholders of the Target Fund in a number of ways, including, among other things:

•

The potential for higher common share net earnings, due in part to the Acquiring Fund’s larger exposure to lower rated securities (or “junk bonds”) which are subject to higher risk, as well as operating economies from the Acquiring Fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•

Lower net operating expenses excluding the cost of leverage, as certain fixed costs are spread over a larger asset base (however, total expenses including leverage are expected to be higher for the combined fund due to differences in the amounts of leverage).

Under its investment policies, a greater percentage of the Acquiring Fund’s portfolio may be allocated to lower rated municipal securities relative to the amount permitted by the policies of the Target Fund. The Acquiring Fund’s ability to allocate a greater amount of its assets to lower rated municipal securities, and the limited supply of such securities in the Connecticut municipal market, is expected to result in an increase in net earnings that may support higher common share distributions.

However, as discussed beginning on page 19, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due. See “The Proposal—B. Risk Factors.”

With respect to holders of preferred shares of the Target Fund, the Target Fund Board considered that, upon the closing of the Merger, holders of AMTP Shares of the Target Fund will receive, on a one-for-one basis, newly issued AMTP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Merger, as the AMTP Shares exchanged therefor.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund Board considered that the Acquiring Fund may benefit in the near-term from a modest increase in operating efficiencies and over the long-term from increased investment capital, which would allow the Acquiring Fund to pursue additional investment opportunities. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund Board considered that the outstanding preferred shares of the Acquiring Fund and the preferred shares of the Acquiring Fund to be issued in the Merger would have equal priority with each other as to the payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals must be obtained, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund, must also be obtained. Because the closing of the Merger is contingent upon the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if shareholders of a Fund approve the Merger and a Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions.

Each series of preferred shares (with the exception of Series B MFP Shares of the Acquiring Fund) was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of the Fund’s outstanding preferred shares, one or more shareholder approvals required for the Merger may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. Additionally, because of the smaller liquidation preference of Series B MFP Shares, holders of Series B MFP Shares will have a greater number of votes for the same dollar value compared to other series of preferred shares of the Acquiring Fund. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposal; there is no guarantee that such shareholders will approve the Merger over which they may exercise effective disposition power. If the Merger is not consummated, each Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Proposal or continuing to operate the Target Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Merger, see “The Proposal—C. Information About the Merger—Reasons for the Merger.”

Special Cash Distribution

If all requisite shareholder approvals of the Target Fund and the Acquiring Fund with respect to the Merger are obtained, the Board of the Target Fund has authorized a cash distribution in an amount equal to 10% of the assets attributable to common shares of the Target Fund (the “Special Cash Distribution”). The Special Cash Distribution will be declared and paid following shareholder approval of the Merger and before the closing of the Merger. The Special Cash Distribution will be paid to all common shareholders of record of the Target Fund on the date the Special Cash Distribution is paid. The Target Fund is expected to sell portfolio securities in order to raise cash to fund the Special Cash Distribution to the extent that the Fund does not otherwise hold cash or cash equivalents. If such sales had occurred as of June 30, 2019, the Target Fund would not have realized capital gains due to available capital loss carryforwards. Additionally, as a result of the Special Cash Distribution, the net asset value of the Target Fund will be reduced by the amount of the Special Cash Distribution, which means that Target Fund common shareholders will receive fewer shares in the Merger than they would have received absent the payment of the Special Cash Distribution. See “—Material Federal Income Tax Consequences of the Merger” below and “The Proposal—C. Information about the Merger—Material Federal Income Tax Consequences of the Merger” for more information regarding the tax consequences of the Special Cash Distribution.

Material Federal Income Tax Consequences of the Merger

As a condition to closing, each Fund will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, none of the Target Fund, the Acquiring Fund or the Merger Sub is expected to recognize gain or loss for federal income tax purposes as a direct result of the Merger, and neither the Acquiring Fund nor the Merger Sub is expected to recognize gain or loss for federal income tax purposes as a direct result of the liquidation of the Merger Sub. It is also expected that shareholders of the Target Fund whose Target Fund common shares are converted into Acquiring Fund common shares pursuant to the Merger should recognize no gain or loss for federal income tax purposes as a result of such conversion except to the extent that a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share. Such federal income tax consequence to common shareholders of the Target Fund is based on the position that the Special Cash Distribution is not part of the consideration received by the Target Fund common shareholders in the Merger, which is the position the Target Fund and the Acquiring Fund intend to take. As a result, the Target Fund will treat the Special Cash Distribution as a dividend for federal income tax purposes to the extent it is paid out of the current and accumulated earnings and profits of the Target Fund. The portion of the Special Cash Distribution that is treated as a dividend will be taxable to Target Fund shareholders to the extent it is attributable to the Target Fund’s ordinary taxable income or capital gains. To the extent the Special Cash Distribution exceeds a common shareholder’s allocable share of the Target Fund’s current and accumulated earnings and profits, the Special Cash Distribution should constitute a tax-free return of capital to the extent of the shareholder’s basis in the Target Fund common shares with respect to which the distribution is paid and will reduce that basis, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent taxable disposition of such shares (or a subsequent taxable disposition of the Acquiring Fund common shares received in exchange for such shares pursuant to the Merger). To the extent a shareholder holds Target Fund common shares as a capital asset and has no further basis in the shares to offset the Special Cash Distribution, the amount of the Special Cash Distribution in excess of the shareholder’s basis should be treated as a capital gain. The Special Cash Distribution may also affect the federal income tax characterization of other dividends and distributions made to the Target Fund’s common and preferred shareholders during the Target Fund’s taxable year and result in such other distributions, which would otherwise have been characterized as having been made from the Target Fund’s current and accumulated earnings and profits, as being a return of capital distribution or, to the extent it exceeds the shareholder’s basis, as capital gain to shareholders who hold their shares as capital assets. In addition, since the Target Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Target Fund with respect to the year, the Special Cash Distribution may affect the amounts of such types of income allocable to the Target Fund’s common and preferred shareholders.

Notwithstanding the Funds’ intended treatment of the Special Cash Distribution, the federal income tax treatment of the Special Cash Distribution is not free from doubt. Because of the relationship between the Special Cash Distribution and the Merger, the Special Cash Distribution could be treated as additional cash consideration in the Merger. Under such treatment common shareholders of the Target Fund could recognize gain as a result of the Merger to the extent of the cash received in the Special Cash Distribution. Such gain would be in addition to any gain that might be recognized as a result of receiving cash in lieu of a fractional Acquiring Fund share.

In addition to the Special Cash Distribution, the Target Fund expects to declare prior to the closing of the Merger a distribution of all of its undistributed net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. Prior to the closing of the Merger, the Target Fund is expected to sell the municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. Such sales are not expected to be material (less than 5% of the assets of the Target Fund). To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Merger, including sales of securities that generate income subject to the federal alternative minimum tax applicable to individuals or to fund the Special Cash Distribution, the Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund. See “The Proposal—C. Information About the Merger—Material Federal Income Tax Consequences of the Merger.”

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Merger, including that the Merger will qualify as tax-free reorganization under the Code, will rely on the position that the Acquiring Fund preferred shares will constitute equity of the Acquiring Fund. In that regard, Stradley, Ronon, Stevens & Young, LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund AMTP Shares received in the Merger by the holders of preferred shares of the Target Fund will qualify as equity of the Acquiring Fund for federal income tax purposes. As a result, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Merger, there can be no assurance that the Internal Revenue Service (the “IRS”) will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Merger could differ significantly from those described above.

Comparison of the Acquiring Fund and the Target Fund

General. The Acquiring Fund and the Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	July 12, 1999	Massachusetts	business trust
Target Fund	January 12, 1993	Massachusetts	business trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares Are Listed
Acquiring Fund	Unlimited	202,552,895	$0.01	None	None	NYSE
Target Fund	Unlimited	14,328,976	$0.01	None	None	NYSE

(1)	As of June 25, 2019.

Each Fund’s common shares are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. As closed-end investment companies, the common shares of the Funds are not redeemable. The Funds also have similar dividend policies with respect to the payment of dividends on their common shares. See “The Proposal—C. Information about the Merger—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund—Distributions.”

The Funds currently have outstanding the following series of preferred shares, with the MFP Shares and the VRDP Shares of the Acquiring Fund remaining outstanding following the completion of the Merger:

Acquiring Fund—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series A MFP Shares	2,054	$0.01	$100,000
Series B MFP Shares	200,000	$0.01	$1,000
Series 1 VRDP Shares	1,790	$0.01	$100,000
Series 2 VRDP Shares	3,854	$0.01	$100,000
Series 4 VRDP Shares	1,800	$0.01	$100,000
Series 5 VRDP Shares	3,405	$0.01	$100,000
Series 6 VRDP Shares	3,267	$0.01	$100,000

Target Fund—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series 2028 AMTP Shares	1,120	$0.01	$100,000

Each Fund’s preferred shares are entitled to one vote per share. The AMTP Shares of the Acquiring Fund to be issued in connection with the Merger will have equal priority with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, preferred shares of the Acquiring Fund, including the AMTP Shares to be issued in connection with the Merger, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The AMTP Shares of the Acquiring Fund to be issued in connection with the Merger will have rights and preferences, including liquidation preferences, that are substantially similar to those of the outstanding AMTP Shares of the Target Fund for which they are exchanged.

Investment Objectives and Policies. The Funds have similar investment objectives, policies and risks, but there are material differences. The Acquiring Fund and the Target Fund invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income tax; however, the Target Fund concentrates its investment portfolio in Connecticut state-specific, investment-grade municipal securities the income from which is also exempt from Connecticut income tax in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of medium-credit municipal securities the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

The following summary compares the principal investment policies and strategies of the Acquiring Fund to the principal investment policies and strategies of the Target Fund.

Acquiring Fund	Target Fund	Differences

Investment Objectives:

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Objectives:

The Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from both regular federal income taxes and Connecticut personal income taxes, consistent with the Target Fund’s investment policies. The Target Fund’s secondary investment objective is the enhancement of portfolio value relative to the Connecticut municipal bond market through investments in tax-exempt Connecticut municipal obligations that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

The Target Fund is a state-specific municipal fund; the Acquiring Fund is a national municipal fund.

Acquiring Fund	Target Fund	Differences

Fundamental Investment Policy:

Under normal circumstances, the Fund will invest at least 80% of its Assets(1) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

Fundamental Investment Policy:

Under normal circumstances, the Fund will invest at least 80% of its Assets(1) in municipal securities and other related investments, the income from which is exempt from regular federal and Connecticut income taxes.

The Acquiring Fund has a national mandate, whereas the Target Fund focuses on Connecticut municipal securities.

Alternative Minimum Tax Policy:

Under normal circumstances, the Fund will invest 100% of its Managed Assets(2) and at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

Alternative Minimum Tax Policy:

The Fund may invest no more than 20% of its Managed Assets(2) in securities subject to the federal alternative minimum tax applicable to individuals at the time of purchase.

The Acquiring Fund will concentrate its portfolio in securities that generate income exempt from the federal alternative minimum tax applicable to individuals. The Target Fund may invest a portion of its portfolio in securities subject to the federal alternative minimum tax.

Credit Quality:

Under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”), which includes below-investment-grade or unrated securities judged to be of comparable quality by the Sub-Adviser. The Fund may invest in distressed securities.

Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Sub-Adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser. The Fund may invest in distressed securities.

The Acquiring Fund is permitted to allocate a greater percentage of its portfolio to lower rated municipal securities than the Target Fund.

Acquiring Fund	Target Fund	Differences

Weighted Average Maturity
Policy:

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be lengthened or shortened, depending on market conditions.

Weighted Average Maturity Policy:

The Fund buys municipal bonds with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.

Substantially similar.

Leverage:

The Fund may employ leverage to the extent permitted by the 1940 Act, including through the issuance of preferred shares, entering into reverse repurchase agreements and borrowings (for defensive purposes only). In addition, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities, which produces effective leverage.

Leverage:

The Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures and options, and (b) the issuance of preferred shares. In addition, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities, which produces effective leverage. The Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or clear portfolio transactions.

Substantially similar. The Acquiring Fund may enter into reverse repurchase agreements.

Illiquid Securities: The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid.	Illiquid Securities: The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid.	Identical.

Other Investment Companies:

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Other Investment Companies:

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal bonds of the types in which the Fund may invest directly.

Substantially similar.

Acquiring Fund	Target Fund	Differences

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Identical.

(1)	Each Fund defines “Assets” as the Fund’s net assets plus the amount of any borrowings for investment purposes.
(2)

Each Fund defines “Managed Assets” as the total assets of the Fund, minus the sum of its accrued liabilities (other than Acquiring Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Credit Quality. A comparison of the credit quality(1) (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Acquiring Fund and the Target Fund, as of May 31, 2019, is set forth below.

(1)

Ratings shown are the highest rating given by one of the following national rating agencies: Standard and Poor’s Group (“S&P”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB or lower are below investment-grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

State Allocation. A comparison of the state allocation (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Acquiring Fund and the Target Fund, as of May 31, 2019, is set forth below.

Leverage. Each Fund may utilize the following forms of leverage: (1) the issuance of preferred shares, (2) bank borrowings, and (3) inverse floating rate securities (sometimes referred to as “inverse floaters”), which have the economic effect of leverage. The Acquiring Fund may also enter into reverse repurchase agreements. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2018	2017	2016
Asset Coverage Ratio(1)	272.54%	300.95%	304.00%
Regulatory Leverage Ratio(2)	36.69%	33.23%	32.89%
Effective Leverage Ratio(3)	40.03%	37.20%	37.59%

Target Fund	2018	2017	2016
Asset Coverage Ratio(1)	275.89%	283.49%	304.52%
Regulatory Leverage Ratio(2)	36.25%	35.28%	32.84%
Effective Leverage Ratio(3)	38.53%	38.72%	36.36%

(1)

A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.

(2)

Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s regulatory leverage and effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the 1940 Act.

(3)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage ratios in addition to any regulatory leverage.

Board Members and Officers. The Funds have the same Board Members and officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has ten Board Members, one of whom is an “interested person” as defined in the 1940 Act, and nine of whom are not interested persons. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth in the Merger SAI under “Management of the Funds.”

Pursuant to each Fund’s by-laws, each Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares are entitled as a class to elect two Board Members of each Fund at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two Board Members of the Funds at all times. Additionally, because of the smaller liquidation preference of Series B MFP Shares, holders of Series B MFP Shares will have a greater number of votes for the same dollar value compared to other series of preferred shares of the Acquiring Fund. This board structure will remain in place following the closing of the Merger.

The members of each Fund’s Board have adopted a unitary board structure whereby they oversee all funds in the Nuveen fund complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen funds’ business. The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances each Fund’s Board’s influence and oversight over the Adviser and other service providers.

Investment Adviser. Nuveen Fund Advisors, the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2019, Nuveen managed approximately $989.2 billion in assets, of which approximately $143.6 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2020. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed- and open-end registered investment companies organized in the U.S., and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the six-month semi-annual period ended April 30, 2019 (annualized), the effective management fee rate of the Acquiring Fund, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), was approximately 0.5974%. For the six-month semi-annual period ended November 30, 2018 (annualized), the effective management fee rate of the Target Fund, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), was approximately 0.5988%. Although the Acquiring Fund’s fee schedule has a higher fund-level fee rate at each asset level than the Target Fund as reflected in the schedules below, the Acquiring Fund’s effective management fee rate is lower than the Target Fund due to the greater size of the Acquiring Fund.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedule for the Acquiring Fund

Average Total Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For managed assets over $5 billion	0.4125%

*

For this purpose, “managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Fund-Level Fee Schedule for the Target Fund

Average Total Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3750%
For managed assets over $5 billion	0.3625%

*

For this purpose, “managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen-branded closed- and open-end registered investment companies organized in the U.S., as stated in the table below. As of April 30, 2019, the complex-level fee rate for each Fund was 0.1580%.

The annual complex-level fee for each Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate determined according to the following schedule, by the Fund’s daily managed assets:

Complex-Level Fee Rates

Complex-Level Eligible Asset Breakpoint Level**	Effective Complex- Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

**

For the complex-level fee, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the Funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

Sub-Adviser. Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the

“Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to each Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to the Acquiring Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 42.8572% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Acquiring Fund to Nuveen Fund Advisors.

For the services provided pursuant to the Target Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Target Fund to Nuveen Fund Advisors.

A discussion of the basis for the Board’s most recent approval of each Fund’s current Investment Management Agreement and Sub-Advisory Agreement will be included in the Acquiring Fund’s and Target Fund’s Annual Report for the fiscal year ending October 31, 2019 and May 31, 2019, respectively.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations for both the Target Fund and the Acquiring Fund. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Paul L. Brennan, CFA, CPA, is the portfolio manager of the Acquiring Fund and Michael S. Hamilton is the portfolio manager of the Target Fund. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Merger SAI. Mr. Brennan assumed portfolio management responsibility for the Acquiring Fund in 2006 and Mr. Hamilton assumed portfolio management responsibility for the Target Fund in 2011. Mr. Brennan will continue to manage the combined fund upon completion of the Merger.

Paul L. Brennan, CFA, CPA, Managing Director of Nuveen Asset Management, manages a number of tax-exempt fixed income portfolios and oversees several national and state-specific municipal funds. Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year. He earned his B.S. in Accountancy and Finance from Wright State University. He is a Certified Public Accountant (CPA), has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Michael S. Hamilton, Managing Director of Nuveen Asset Management, manages tax-exempt fixed income portfolios. He joined Nuveen Asset Management on January 1, 2011 in connection with Nuveen Fund Advisors acquiring a portion of the asset management business of FAF Advisors. He began working in the financial industry when he joined FAF Advisors in 1989, as a fixed-income fund manager and trader. He became a portfolio manager in 1992. He received a B.A. from Albertson’s College of Idaho and an M.B.A. from Western Washington University. He is a member of the Portland Society of Financial Analysts.

Comparative Risk Information

Because each Fund invests primarily in municipal securities and other investments the income from which is exempt from regular federal income tax, the principal risks of the Funds are similar. However, there are material differences between the Funds’ investment objectives and policies that affect the comparative risk profile. The Target Fund is subject to single state risk, while the Acquiring Fund is not. The Acquiring Fund is subject to high yield securities risk to a greater degree than the Target Fund and is also subject to reverse repurchase agreement risk. The Funds are subject to various risks associated with investing primarily in a portfolio of municipal securities and employing leverage, which include:

•

Single State Risk. The Target Fund concentrates its investment portfolio in Connecticut state-specific municipal securities in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities. Accordingly, the Target Fund is subject to single state risk, meaning it is more susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal bonds.

•

High Yield Securities Risk. High yield securities, which are rated below investment grade and commonly referred to as “junk bonds,” are speculative and high risk investments that may cause income and principal losses for a Fund. They generally have greater credit risk, involve greater risks of default, downgrade, or price declines, are less liquid and have more volatile prices than investment-grade securities. Issuers of high yield securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than issuers with higher credit ratings. While each Fund may currently invest in high yield securities, the Acquiring Fund expects to consistently allocate a greater percentage of its portfolio to lower rated municipal securities relative to the Target Fund.

•

Investment and Market; Market Discount to Net Asset Value Risk. An investment in each Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter (“OTC”) markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•

Municipal Securities Risk. Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors. Federal income tax law changes that took effect in 2018 may affect the demand for and supply of municipal bonds, which may affect yields and other factors.

•

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

•

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due. Investments in lower rated securities are subject to higher risks than investments in higher rated securities. Because the Acquiring Fund may allocate a greater amount of its assets to lower rated municipal securities compared to the Target Fund, it is more susceptible to issuer credit risk.

•	Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

•

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income. A decline in income could negatively affect the market price of a Fund’s shares or a shareholder’s returns.

•	Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities.

•

Tax Risk. The tax treatment of the Funds and their distributions may be affected by new IRS interpretations of the Code and future changes in tax laws and regulations. In addition, because the interest income from the municipal securities held by the Funds is normally not subject to federal income tax, and in the case of the Acquiring Fund, the federal alternative minimum tax applicable to individuals, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, neither Fund is a suitable investment for individual retirement accounts, other tax-exempt or tax-advantaged accounts or investors who are not sensitive to the federal income tax consequences of their investments.

•

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and represent borrowings of the Fund. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. The use by a Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.

•

Leverage Risk. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund’s leveraging strategy will be successful. Leverage may also increase a Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund or regulatory limits.

•

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal amount.

•

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

The principal risks of investing in the Funds are described in more detail below. See “The Proposal—B. Risk Factors” on page 19 for additional information regarding risks.

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for the Target Fund’s six-month semi-annual period ended November 30, 2018 (annualized), the Acquiring Fund’s six-month semi-annual period ended April 30, 2019 (annualized) and the pro forma expenses for the six months ended April 30, 2019 (annualized) for the combined fund following the Merger.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Target Fund	Acquiring Fund	Nuveen AMT-Free Municipal Credit Income Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.98%	0.99%	0.99%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(3)	1.42%	1.59%	1.59%
Other Expenses	0.10%	0.05%	0.05	%(4)

Total Annual Expenses	2.50%	2.63%	2.63%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares, including leverage. In considering the potential benefits of the Merger, the Boards of the Funds considered the operating efficiencies that are expected to result from the combination of the Funds, as measured by the Fund’s annual operating expense ratio excluding leverage. Please see “Additional Information About the Funds—Annual Expenses Excluding Costs of Leverage” at page 72 for additional information.

(2)	The amounts presented for the Nuveen AMT-Free Municipal Credit Income Fund Pro Forma reflect the estimated impact of the Special Cash Distribution.
(3)

Fees on preferred shares for the Funds assume annual dividends paid, annual remarketing fees and amortization of offering costs, and annual liquidity fees, where applicable. Interest and Related Expenses from Inverse Floaters include interest expense attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). To the extent the Fund creates self-deposited inverse floating rate securities, the Fund recognizes interest expense because accounting rules require the Fund to treat interest paid by such trusts as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of additional interest earned (also indirectly), the net asset value per share, net investment income and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Funds continue to maintain leverage the cost of which is tied to short-term interest rates, the Funds’ interest expenses can be expected to rise in tandem. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and Sub-Adviser.

(4)	Other Expenses are estimated based on actual expenses from the prior fiscal period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses, and your actual expenses may be higher or lower. However, based on the assumptions discussed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$25	$78	$133	$284
Acquiring Fund	$27	$82	$140	$296
Nuveen AMT-Free Municipal Credit Income Fund Pro Forma	$27	$82	$140	$296

Comparative Performance Information

Comparative total return performance for the Funds for the periods ended April 30, 2019:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	8.51%	6.60%	7.26%	10.12%	8.24%	8.15%
Target Fund	7.38%	4.08%	5.07%	9.91%	4.74%	5.11%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Acquiring Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions, if applicable.

The principal risks of investing in the Acquiring Fund are described below. The risks and special considerations listed below should be considered by shareholders of the Target Fund in their evaluation of the Merger. While investment in the Target Fund is also generally subject to each of these principal risks, the shareholders of the Target Fund should also consider the following material differences between the Funds’ investment objectives and policies that affect the comparative risk profile: (i) the Target Fund is concentrated in municipal securities that are tax-exempt from Connecticut income tax, whereas an investment in the Acquiring Fund would not be subject to such single state risk; (ii) the Target Fund has greater exposure to economic sectors in the Connecticut municipal market, while the Acquiring Fund has exposure to economic sectors on a national basis; (iii) a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated municipal securities (including distressed securities) relative to the amount permitted by the policies of the Target Fund, and investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due; and (iv) interest income from municipal securities held by the Acquiring Fund is normally not subject to the federal alternative minimum tax applicable to individuals, meaning an investment in the Acquiring Fund may not be appropriate for certain investors.

General Risks of Investing in the Acquiring Fund

Investment and Market Risk. An investment in the Acquiring Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the shares of the Acquiring Fund represents an indirect investment in the municipal securities owned by the Fund. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions, if applicable. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Acquiring Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Acquiring Fund as a vehicle for trading purposes.

Credit and Below-Investment-Grade Risk. Credit risk is the risk that one or more municipal securities in the Acquiring Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Acquiring Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Acquiring Fund and its shareholders. Municipal securities of below-investment-grade quality, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Acquiring Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in the Acquiring Fund, compared with a portfolio consisting predominantly or solely of investment-grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In the event of an economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers would likely increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on the Acquiring Fund’s net asset value and the market value of its common shares. In addition, the Acquiring Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Acquiring Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Acquiring Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Acquiring Fund’s net asset value.

Issuers of such below-investment-grade securities are typically highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment-grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect the Acquiring Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Acquiring Fund and the Target Fund may invest in distressed securities, which are securities of obligors that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these obligors can cause their securities to be particularly risky, although they also may offer the potential for high returns. These obligors’ securities may be considered speculative, and the ability of the obligors to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Acquiring Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Acquiring Fund, including when the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Acquiring Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during periods of market turmoil these firms’ capital may be severely constrained. As a result, under such conditions, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Acquiring Fund’s portfolio is generally less than that for corporate equities or bonds, and the Acquiring Fund’s investment performance may therefore be more dependent on the analytical abilities of the Adviser and the Sub-Adviser than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade securities in which the Acquiring Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund values them from time to time. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or by referenda could extend the time for payment of principal and/or interest, or impose other constraints on the enforcement of such obligations, or on the ability of municipalities to levy taxes. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be of the type that would allow the Fund to continue to qualify as a “regulated investment company” for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest the amount of which changes based in part on the financial performance of the property, may be pre-payable without penalty and may be used to finance the construction of housing developments that, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Federal income tax law changes that took effect in 2018 may affect the demand for and supply of municipal bonds, which may affect yields and other factors.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Acquiring Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Acquiring Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

The Acquiring Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (the “MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of common shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to common shareholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation risk. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Acquiring Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Acquiring Fund to reinvest in lower yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing the Acquiring Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Acquiring Fund primarily invests in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Acquiring Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates. The Acquiring Fund’s use of leverage, as described herein, will tend to increase common share interest rate risk. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed-income securities if interest rates increase as a result could negatively impact the Acquiring Fund’s net asset value.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Acquiring Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Acquiring Fund’s ability to buy or sell bonds. As a result, the Acquiring Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Acquiring Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Income Risk. The Acquiring Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short term and long term. If interest rates drop, the Acquiring Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk. During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing the Acquiring Fund to reinvest in lower yielding securities.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ ability to pay dividends, market price or their overall returns.

Economic Sector Risk. The Acquiring Fund may invest 25% or more of its total assets in municipal securities in the same economic sector. This may make the Acquiring Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Acquiring Fund’s assets. In addition, the Acquiring Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Acquiring Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Acquiring Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation. While the Target Fund may invest in these sectors, its exposure to a particular sector will differ from the Acquiring Fund due to its concentration in Connecticut municipal obligations.

Market Conditions. The 2007–2009 financial crisis in the U.S. and global economies and the ongoing European sovereign debt crisis resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Acquiring Fund. A financial crisis of a similar nature in the future may result in fixed-income instruments again experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. In the event of a general economic downturn, declines in real estate prices and general business activity may reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. As a result, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of unfavorable market conditions.

In response to the 2007–2009 financial crisis and its aftermath and the ongoing European sovereign debt crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions in the United States and elsewhere have been recovering for several years, they are nevertheless perceived in many regards as still fragile. Withdrawal of government support, failure of efforts in response to a future crisis, or investor perception that such efforts are not succeeding could adversely affect the value and liquidity of certain securities. The severity or duration of unfavorable economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “—Municipal Securities Market Risk.”

Inverse Floating Rate Securities Risk. Typically, inverse floating rate securities represent beneficial interests in tender option bond trusts (“TOB trusts”) that hold municipal bonds. See “D. Additional Information about the Investment Policies—Portfolio Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Acquiring Fund to the risks of reduced or eliminated interest payments and losses of principal in respect of the underlying municipal bonds.

In the case of certain TOB trusts, neither the holders of the associated floating rate securities nor the TOB trust itself have recourse to the holder of the inverse floating rate securities for losses on the underlying municipal bonds. In that case, the risk of loss to the Fund generally is limited to its investment in such securities. However, in certain circumstances and in the Sub-Adviser’s discretion, the Acquiring Fund may enter into a recourse arrangement with the liquidity provider to a TOB trust in the form of a separate shortfall and forbearance agreement by which the Acquiring Fund will agree to reimburse the liquidity provider for any amounts paid by it under the liquidity facility. The Acquiring Fund may enter into such recourse agreements: (1) when the liquidity provider to the TOB trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event that the underlying municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other amounts, upon termination of the TOB trust for the shortfall of the liquidation value of the bonds held in the trust relative to the amount of principal and unpaid interest due to the holders of floating rate securities. In such instances, the Acquiring Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying municipal bonds, which effectively leverages the Acquiring Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of otherwise comparable municipal bonds held on an unleveraged basis outside a TOB trust.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity provider has recourse to the Fund (a “recourse TOB trust”) to the extent that the value of the bonds deposited in the TOB trust may fall in value below the principal amount of the short-term floating rate securities issued by that trust. The inverse floating rate securities issued by such recourse TOB trusts may be highly leveraged. The structure and degree to which the Acquiring Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal bonds. An inverse floating rate security generally is considered highly leveraged if the ratio of (1) the principal amount of the short-term floating rate securities issued by the TOB trust to (2) the principal amount of that TOB trust’s inverse floating rate securities equals or exceeds 3:1. In the event of a significant decline in the value of an underlying municipal bond held in a recourse TOB trust, the Acquiring Fund may suffer losses in excess of the amount of its investment in the inverse floating securities (typically up to an amount equal to the outstanding face amount of such municipal bonds) as a result of liquidating the trust.

The Acquiring Fund’s investment in inverse floating rate securities will create effective leverage, used in pursuit of increased common share net income and returns. But such effective leverage could reduce common share income (such as if the interest rate paid on the short-term floating rate securities were to exceed the interest rate being received on the municipal bonds underlying the TOB trust, net of trust expenses, for a meaningful period of time), and could also diminish common share long-term returns (such as if the value of the municipal bonds underlying the TOB trust were to decline in value by more than any positive differential between the income being earned on those underlying bonds, net of trust expenses, relative to the interest being paid to the holders of the short-term floating rate securities issued by that trust).

The amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Acquiring Fund uses leverage because the advisory fees are calculated based on the Fund’s Managed Assets. This may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying municipal bonds deposited in the TOB trust.

The leverage attributable to inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Acquiring Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Acquiring Fund may be required to sell its inverse floating rate securities at less than favorable prices or to liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•

If the Acquiring Fund has a need to reduce leverage by reducing or eliminating the amount of short-term floating rate securities issued by a TOB trust, and the municipal bonds in the TOB trust are not actively trading due to adverse market conditions; or

•

If the value of an underlying municipal bond declines significantly (to a level below the notional value of the floating rate securities issued by the TOB trust) and if additional collateral has not been posted by the Acquiring Fund.

There is no assurance that the Acquiring Fund’s strategy of investing in inverse floating rate securities will be successful.

Tender Option Bond Regulatory Risk. The federal banking regulators, the SEC and the Commodity Futures Trading Commission (“CFTC”) in recent years have adopted rules and regulations that have impacted or may impact tender option bond trusts (referred to herein as “TOB trusts”) and securities issued by such trusts, including most notably the so-called “Volcker Rule,” added to the Bank Holding Company Act of 1956 with the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Volcker Rule places certain restrictions on the ability of any “banking entity” to sponsor, acquire interests in and engage in certain activities with a

TOB trust. As a result, certain activities to support the remarketing of floating rate certificates undertaken by banking entities, in their role as remarketing agents or liquidity providers to TOB trusts, before the compliance date for the Volcker Rule, are no longer permitted under the standard TOB trust structure. To be compliant with the Volcker Rule, the standard TOB trust structure has been modified since the Rule’s adoption (1) to shift certain rights and responsibilities from the remarketing agent and liquidity provider to the owners of the inverse floating rate securities such as the Acquiring Fund itself, and (2) to change the way in which liquidity is provided to support remarketing of the floating rate securities. Holders of inverse floating rate securities, including the Acquiring Fund, may delegate many of these responsibilities to a third party administrator, which would generate additional costs relative to the standard TOB trust structure. The total impact of these modifications remains to be fully seen, but the operational and structural changes associated with these modifications may make early unwinds of TOB trusts in adverse market scenarios more likely, may make the use of TOB trusts more expensive and, overall, may make it more difficult to use TOB trusts to effectively leverage municipal investments to the extent that the Acquiring Fund may desire. In addition, these modifications have raised or may raise other regulatory issues that may require further refinement to the structure, may impede the future use of TOB trusts as a means of financing leverage, or may increase future costs of TOB-based leverage.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement to repurchase the securities at an agreed-upon price and date, thereby establishing an effective interest rate. The Acquiring Fund’s use of reverse repurchase agreements, in economic essence, constitute a secured borrowing by the Acquiring Fund from the security purchaser. The Acquiring Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. However, the effective borrowing rate paid by the Acquiring Fund to the reverse repurchase agreement counterparty will be treated as taxable income, unlike the effective borrowing rate paid by the Acquiring Fund on preferred shares or on inverse floating rate securities, which is generally tax-exempt to the recipient, meaning that the effective borrowing rate paid by the Acquiring Fund on a reverse repurchase agreement would, all other things being equal, tend to be higher than those other forms of leverage. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date if such roll is requested by the Acquiring Fund or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser (lender) fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Acquiring Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Leverage Risk. Leverage risk is the risk associated with the use of borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that the Acquiring Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Acquiring Fund seeks to enhance potential common share earnings over time by borrowing, issuing preferred shares or holding inverse floating rate securities at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which the Acquiring Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short- to intermediate-term yields, the incremental earnings from leverage will vary over time. However, the Acquiring Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage, in an effort to lower leverage costs over an extended period. Accordingly, the Acquiring Fund provides no assurance that the use of leverage will result in a higher yield or return to common shareholders. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on the Acquiring Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise and the Acquiring Fund’s leverage costs fluctuate, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. This could occur even if short- or intermediate-term and long-term municipal rates rise. Because of the costs of leverage, the Acquiring Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. The Acquiring Fund’s cost of leverage includes the interest rate paid on its borrowings or dividends on preferred shares, the expenses relating to the issuance of preferred shares and ongoing maintenance of any borrowings, and/or the interest attributable to tender option bonds, as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. The Acquiring Fund also bears the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. To the extent that the Acquiring Fund issues preferred shares in a special rate period or mode with a relatively short tenor or preferred shares with relatively short terms to redemption in the future (e.g., AMTP Shares), refinancing risk will increase. To the extent that the Acquiring Fund issues preferred shares with a liquidity provider feature (e.g., typical VRDP Shares), the Fund is subject to refinancing risk if a liquidity provider acquires VRDP Shares pursuant to its purchase obligation and holds them for six months of unsuccessful remarketings, triggering a mandatory redemption. Refinancing risk is the risk that the Acquiring Fund is unable to replace existing leverage at all or on favorable terms. If the Acquiring Fund is unable to replace its leverage upon a redemption of preferred shares, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. More frequent refinancings may also increase the one-time costs of establishing leverage. The Acquiring Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Acquiring Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The Acquiring Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if the Acquiring Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. The Acquiring Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. The Acquiring Fund is required to maintain certain regulatory asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions. The Acquiring Fund generally must use commercially reasonable efforts to maintain long-term ratings for the outstanding MFP Shares, and it will have the same obligation with respect to the AMTP Shares to be issued in the Merger. The Acquiring Fund is not and will not be required under its statements of preferences with respect to MFP Shares, VRDP Shares or AMTP Shares to maintain any particular long-term ratings for such shares. However, a downgrade or termination of one or more ratings of the Acquiring Fund’s preferred shares, whether a long-term rating or, in the case of VRDP Shares with a liquidity provider, one or more short-term ratings, which primarily reflect the short-term credit rating or ratings of the associated liquidity provider, could result in higher dividend rates and result in the Fund redeeming the preferred shares at what might be an inopportune time in the market. These factors may result in reduced net earnings or returns to common shareholders. In order to maintain required asset coverage levels, the Acquiring Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time.

The Acquiring Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. See “—Other Investment Companies Risk.” In addition, the Acquiring Fund’s investments in leveraged investment companies magnify the Fund’s leverage risk.

As noted above, the amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Acquiring Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

Multiple Series Risk. Following the Merger, the Acquiring Fund will have two series of MFP Shares, five series of VRDP Shares and one series of AMTP Shares outstanding. While the preferred shares issued by the Acquiring Fund in connection with the Merger will have equal priority with each other and with the Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, there are certain differences between the terms applicable to each series. To the extent that the terms of the various series or types of preferred shares differ, there is a risk that market or other events may impact one series of preferred shares differently from other series. If market or other events cause the Acquiring Fund to breach covenants applicable to one series or type of preferred shares but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of preferred shares, including the affected series, in order to restore compliance, subject to the redemption terms of each series. In addition, the voting power of certain series of preferred shares may be more concentrated than others. Shareholders are urged to review the terms of each series of preferred shares described elsewhere in this Joint Proxy Statement/Prospectus. See “The Proposal—C. Information about the Merger—Description of AMTP Shares to Be Issued by the Acquiring Fund,” “Additional Information about the Acquiring Fund—Description of Outstanding Acquiring Fund MFP Shares” and “Additional Information about the Acquiring Fund—Description of Outstanding Acquiring Fund VRDP Shares.”

Borrowing Risk. Borrowing may exaggerate changes in the net asset value of the Acquiring Fund’s common shares and may affect the Fund’s net income. When the Acquiring Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Insurance Risk. The Acquiring Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. During and following the 2007–2009 financial crisis, certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration. Such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance should they be called upon to do so. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Tax Risk. To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, among other things, the Acquiring Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Acquiring Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Acquiring Fund may be required to dispose of certain assets. If these relief provisions are not available to the Acquiring Fund and it fails to qualify for treatment as a “regulated investment company,” all of its taxable income (including its net capital gains) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Acquiring Fund must consist of obligations exempt from regular federal income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Acquiring Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Acquiring Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Acquiring Fund is normally not subject to regular federal income tax or the federal alternative minimum tax applicable to individuals, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Acquiring Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Acquiring Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-advantaged accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Acquiring Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Adviser nor the Sub-Adviser will independently verify that opinion. Subsequent to the Acquiring Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, the Acquiring Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Acquiring Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Derivatives Risk, Including the Risk of Swaps. The Acquiring Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If the Acquiring Fund enters into certain derivative transactions, it could lose more than the principal amount invested. Whether the Acquiring Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and/or Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Adviser and/or Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Acquiring Fund will be unfavorably affected.

The Acquiring Fund may enter into debt-related derivative instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives markets are subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives markets could adversely affect the Acquiring Fund’s ability to successfully use derivative instruments.

Furthermore, derivative investments may be illiquid. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivatives transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk. Future regulatory developments could impact the Acquiring Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Acquiring Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Acquiring Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Acquiring Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Acquiring Fund engages in derivatives transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Acquiring Fund may invest. The Dodd-Frank Act grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Acquiring Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Acquiring Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the U.S. Commodity Exchange Act, as amended (the “CEA”) previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that the Acquiring Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Adviser and/or Sub-Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC. In the event the Adviser and/or Sub-Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Acquiring Fund, which may increase the Fund’s expenses.

Clearing Broker and Central Clearing Counterparty Risk. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Acquiring Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing broker because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Hedging Risk. The Acquiring Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct, and no assurance can be given that the Acquiring Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce a Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

LIBOR Transition Risk. Certain instruments in which the Acquiring Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Acquiring Fund or on certain instruments in which the Acquiring Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Acquiring Fund or reduce the effectiveness of related Acquiring Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Acquiring Fund.

Other Investment Companies Risk. An investment in the securities of another investment company will expose the Acquiring Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, Acquiring Fund shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Fund. The securities of other investment companies may also be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Acquiring Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Acquiring Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Acquiring Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Fund is carrying the securities on its books from time to time.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Acquiring Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities, meaning that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Market Discount to Net Asset Value. The market price of shares of closed-end investment companies may fluctuate and during certain periods may trade at prices lower than net asset value. Because the market price of the Acquiring Fund’s shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions and other factors beyond the control of the Acquiring Fund, the Acquiring Fund cannot predict whether its common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Acquiring Fund’s net asset value could decrease as a result of investment activities.

Reliance on Investment Adviser and Sub-Adviser. The Acquiring Fund is dependent upon services and resources provided by the Adviser and the Sub-Adviser, and therefore the Adviser’s parent, Nuveen. Nuveen, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs.

Cybersecurity Risk. Technology, such as the Internet, has become more prevalent in the course of business, and as such, each Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact a Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Acquiring Fund, the Adviser, the Sub-Adviser, Nuveen Investments and/or TIAA. Absent an exemption from the SEC or other regulatory relief, the Acquiring Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Acquiring Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions. The Acquiring Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

C.	INFORMATION ABOUT THE MERGER

General

Each Board has determined that the Merger would be in the best interests of the Funds. As a result of the Merger, the assets of the Funds will be combined, and the shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Boards considered the Merger as part of an ongoing initiative to rationalize the product offerings of Nuveen’s municipal closed-end funds. The Merger is intended to benefit common shareholders of the Target Fund in a number of ways, including, among other things:

•

The potential for higher common share net earnings, due in part to the Acquiring Fund’s larger exposure to lower rated securities (or “junk bonds”) which are subject to higher risk, as well as operating economies from the Acquiring Fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•

Lower net operating expenses excluding the cost of leverage, as certain fixed costs are spread over a larger asset base (however, total expenses including leverage are expected to be higher for the combined fund due to differences in the amounts of leverage).

Based on information provided by Nuveen Fund Advisors, the Board considered that the Acquiring Fund may benefit in the near-term from a modest increase in operating efficiencies and over the long-term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities.

Additionally, if all requisite shareholder approvals of the Target Fund and the Acquiring Fund with respect to the Merger are obtained, the Board of the Target Fund has authorized a cash distribution in an amount equal to 10% of the assets attributable to common shares of the Fund (the “Special Cash Distribution”). The Special Cash Distribution will be declared and paid following shareholder approval of the Merger and before the closing of the Merger. The Special Cash Distribution will be paid to all common shareholders of record of the Target Fund on the date the Special Cash Distribution is paid. The Target Fund is expected to sell portfolio securities in order to raise cash to fund the Special Cash Distribution to the extent that the Fund does not otherwise hold cash or cash equivalents. See “The Proposal—A. Synopsis—Special Cash Distribution.”

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals, including approvals of the preferred shareholders of each Fund, must be obtained and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund, must also be obtained. Because the closing of the Merger is contingent upon the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if shareholders of the Target Fund approve the Merger and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Merger is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Proposal or, with respect to the Target Fund, continuing to operate the Target Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Merger, see “The Proposal—C. Information about the Merger—Reasons for the Merger.”

Terms of the Merger

General. The Agreement and Plan of Merger by and among the Acquiring Fund, the Target Fund and the Merger Sub (the “Agreement”), in the form attached as Appendix A to this Joint Proxy Statement/Prospectus, sets forth the terms of the Merger and provides for (1) the merging of the Target Fund with and into the Merger Sub, (2) the conversion of each issued and outstanding common share of beneficial interest of the Target Fund into newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and (3) the conversion of each issued and outstanding AMTP Share of the Target Fund into a newly issued AMTP Share of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $100,000 per share. As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The Merger Sub has been formed for the sole purpose of consummating the Merger and the Merger Sub will not commence operations prior to the closing of the Merger, except as necessary to facilitate the Merger. The Acquiring Fund will continue to operate after the Merger as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

Preferred shareholders of the Target Fund will receive the same number of Acquiring Fund AMTP Shares having substantially similar terms as the outstanding AMTP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Merger. The aggregate liquidation preference of the Acquiring Fund AMTP Shares received in connection with the Merger will equal the aggregate liquidation preference of the corresponding Target Fund AMTP Shares held immediately prior to the closing of the Merger. The AMTP Shares of the Acquiring Fund to be issued in connection with the Merger will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Merger, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. However, the Acquiring Fund has multiple types and series of preferred shares outstanding. As a result of the Merger, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or Target Fund individually.

If the conditions to closing the Merger are satisfied or waived, the Merger is expected to take effect on or about November 11, 2019, or such other date as the parties may agree (the “Closing Date”). Following the Merger, the Target Fund will terminate its registration as an investment company under the 1940 Act.

The aggregate net asset value of the Acquiring Fund common shares as of the Valuation Time (as defined below) issued to each Target Fund common shareholder in connection with the Merger will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of such time. Prior to the Valuation Time, the net asset value of the Target Fund will be reduced by the costs of the Merger borne by such Fund and the amount of the Special Cash Distribution. See “The Proposal—C. Information about the Merger—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund” for a description of the rights of

Acquiring Fund common shareholders. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s shareholders in connection with the Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional common shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets. As a result of the Merger, including the issuance of additional common shares by the Acquiring Fund in connection with the Merger, common shareholders of each Fund will hold a smaller percentage of the outstanding common shares of the combined fund than they held in the Acquiring Fund or Target Fund individually.

Following the Merger, each preferred shareholder of the Target Fund would own the same number of Acquiring Fund AMTP Shares with the same aggregate liquidation preference as the AMTP Shares of the Target Fund held by such shareholder immediately prior to the closing of the Merger, with substantially similar terms as the outstanding AMTP Shares of the Target Fund held by such preferred shareholder immediately prior to the closing of the Merger.

Valuation of Shares. Pursuant to the Agreement, the net asset value per share of the Target Fund and the Acquiring Fund shall be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”) using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as will be mutually agreed upon by the parties (and approved by the Board of the Target Fund and the Board of the Acquiring Fund).

Acquiring Fund Common Shares to be Issued. At the effective time of the closing (the “Effective Time”), each Target Fund common share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund common shares equal to one multiplied by the quotient of the net asset value per share of the Target Fund divided by the net asset value per share of the Acquiring Fund.

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if the Target Fund has undistributed net investment income or undistributed net capital gains, the Target Fund is required to declare a dividend or dividends, which, together with all previous dividends, has the effect of distributing to its shareholders at least all of the undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the

Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income to its shareholders. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than the Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Merger is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Merger.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each Fund’s counsel and authorization of each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement at the Special Meetings, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Merger is subject to the satisfaction or waiver of the following closing conditions, among others: (1) the requisite approval by the shareholders of each Fund of the Proposal and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares, (2) each Fund’s receipt of an opinion substantially to the effect that the Merger of the Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “The Proposal—C. Material Federal Income Tax Consequences of the Merger”), (3) the absence of legal proceedings challenging the Merger, and (4) the Funds’ receipt of certain customary certificates and legal opinions. The Funds are not required under the respective statements of preferences with respect to MFP Shares, VRDP Shares or AMTP Shares to maintain any particular (or particular level of) long-term ratings for such preferred shares, although dividend rates may be adjusted depending on the credit ratings with respect to MFP Shares and AMTP Shares.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by each Fund’s Board. In addition, either Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by the other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Merger

Based on the considerations below, the Board of each Fund, including the Board Members who are not “interested persons,” as defined in the 1940 Act (the “Independent Board Members”), has

determined that the Merger would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted as a result of the Merger. At a meeting held on May 21-23, 2019 (the “May Meeting”), each Board approved the Merger and recommended that shareholders of its Fund, as applicable, approve the Merger.

Prior to the May Meeting, including at previous meetings, the Adviser made presentations, and the Boards received a variety of materials, relating to the proposed Merger, including the rationale therefor, the Special Cash Distribution and alternatives considered to the Merger. Prior to approving the Merger, the Independent Board Members of each Board reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent legal counsel in private sessions without management present. Each Board considered a number of principal factors presented at the time of the May Meeting and/or at prior meetings in reaching its determinations, including, as applicable, the following:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	the consistency of portfolio management;

•	the larger asset base of the combined fund as a result of the Merger and the effect of the Merger on fees and expense ratios;

•	the potential for improved secondary market trading with respect to the common shares of the Target Fund;

•	the anticipated federal income tax-free nature of the Merger;

•	the expected costs of the Merger;

•	the terms of the Merger and whether the Merger would dilute the interests of the shareholders of the Funds;

•	the terms of the Special Cash Distribution with respect to the common shares of the Target Fund;

•	the effect of the Merger on shareholder rights;

•	alternatives to the Merger; and

•	any potential benefits of the Merger to the Adviser and its affiliates as a result of the Merger.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards noted that, as municipal funds, the Funds have generally similar investment objectives, policies and risks, but there are material differences. Each Fund seeks to provide current income exempt from regular federal income tax. However, the Target Fund also seeks to provide current income exempt from Connecticut personal income tax. Additionally, the Acquiring Fund seeks to provide current income exempt from the federal alternative minimum tax applicable to individuals. Each Board considered the impact of the Merger on its Fund’s portfolio, including any shifts in sector allocations, credit ratings, state allocations, maturity/duration, yield, and amount and cost of leverage, and observed that the Acquiring Fund was significantly larger than the Target Fund and that each Fund utilizes leverage. Further, in comparison to the Target Fund, the Board of the Target Fund recognized the greater flexibility afforded by the Acquiring Fund’s national mandate and the greater ability of the Acquiring Fund to invest in lower rated securities. The Board of the Target Fund also noted the potential for higher common share net earnings due to, among other things, the Acquiring Fund’s larger exposure to lower rated securities and operating economies from the Acquiring Fund’s greater scale. In addition, the Board of the Acquiring Fund considered that although, due to the significantly greater size of the Acquiring Fund, the impact of the Merger on the Acquiring Fund’s portfolio was expected to be modest in absolute terms, based on information provided by the Adviser, the Acquiring Fund may benefit from the Merger over the long-term as a result of increased investment capital, which would allow the Acquiring Fund to pursue additional investment opportunities. With respect to investment risks, while the principal risks of an investment in each Fund would be similar in certain respects because each Fund invests in municipal securities and other investments the income from which is exempt from regular federal income taxes and employs leverage, the material differences between the Funds’ investment objectives and policies would affect the comparative risk profile. For example, because the Acquiring Fund has a larger exposure than the Target Fund to lower rated securities (as noted above), it is subject to high yield securities risk to a greater degree than the Target Fund.

Consistency of Portfolio Management. Each Fund has the same investment adviser and sub-adviser, but a different portfolio manager, and the portfolio manager of the Acquiring Fund will manage the combined fund upon completion of the Merger. Through the Merger, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have the same investment adviser and sub-adviser.

Larger Asset Base of the Combined Fund; Effect of the Merger on Fees and Expense Ratios. The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the Merger). As a result of the anticipated economies of scale from the larger asset size of the combined fund after the Merger, the Board of the Target Fund noted that it was expected that the net operating expenses per common share (i.e., expenses excluding the costs of leverage) of the combined fund would be lower than those of the Target Fund prior to the closing of the Merger. The Board of the Target Fund also considered the anticipated benefit to the Target Fund from the larger asset size as fixed costs are shared over a larger asset base. Further, the Board of the Acquiring Fund considered that based on information provided by the Adviser, the Acquiring Fund may benefit in the near-term from a modest increase in operating efficiencies. In addition, as each Fund utilizes leverage, the Boards considered the differences in the costs of leverage between the Funds and the impact of the Merger on such costs. In this regard, the Board of the Target Fund took into account the Adviser’s position that the larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities may provide increased portfolio and leverage management flexibility.

Potential for Improved Secondary Market Trading with Respect to the Common Shares of the Target Fund. While it is not possible to predict trading levels following the Merger, the Board of the Target Fund noted that the Merger is being proposed, in part, to seek to enhance the secondary trading market with respect to the common shares of the Target Fund. The Board of the Target Fund considered that, relative to the Target Fund, the combined fund’s greater share volume may result in improved secondary market trading for common shares after the Merger, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Merger will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions). In addition, the Boards considered the impact of the Merger on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules.

Expected Costs of the Merger. The Boards considered the terms and conditions of the Merger, including the estimated costs associated with the Merger and the allocation of such costs to the Target Fund. Because common shares are valued at net asset value, common shareholders of the Target Fund will bear these costs indirectly. The allocation of the costs of the Merger to the Target Fund is based on the expected benefits of the Merger, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and operating expense savings, if any, to Target Fund common shareholders following the Merger. The Board of the Target Fund also noted, however, that, assuming the Merger is consummated, the Adviser anticipated that the projected costs of the Merger may be recovered over time for the common shareholders of the Target Fund. Common shareholders of the Acquiring Fund and preferred shareholders of each Fund will not bear any costs of the Merger.

Terms of the Merger and Impact on Shareholders; Special Cash Distribution. The terms of the Merger are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Board of the Target Fund considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional common shares of the Acquiring Fund will be distributed to the Target Fund’s common shareholders in connection with the Merger. In lieu of such fractional shares, the Target Fund’s common shareholders will receive cash. In addition, the Board of the Target Fund also authorized the payment of the Special Cash Distribution to holders of common shares of the Target Fund if shareholders of both Funds approve the Merger. The Special Cash Distribution would be paid to holders of common shares of the Target Fund following shareholder approval of the Merger and prior to the closing of the Merger.

Preferred shareholders of the Target Fund will receive the same number of Acquiring Fund AMTP Shares having substantially similar terms as the outstanding AMTP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Merger. The aggregate liquidation preference of the Acquiring Fund AMTP Shares received in connection with the Merger will equal the aggregate liquidation preference of the Target Fund AMTP Shares held immediately prior to the closing of the Merger.

In conjunction with the issuance of additional shares of the Acquiring Fund as described above, the Board of the Acquiring Fund considered that such Fund would receive additional assets and liabilities as a result of the Merger.

Effect on Shareholder Rights. The Board of the Target Fund considered that each Fund is organized as a Massachusetts business trust. In this regard, there will be no change to Target Fund shareholder rights under state statutory law.

With respect to holders of preferred shares of the Target Fund, the Board of the Target Fund considered that upon the closing of the Merger, holders of AMTP Shares of the Target Fund will receive, on a one-for-one basis, newly issued AMTP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Merger, as the AMTP Shares of the Target Fund exchanged therefor. With respect to holders of preferred shares of the Acquiring Fund, the Board of the Acquiring Fund considered that the outstanding MFP Shares and VRDP Shares of the Acquiring Fund and the AMTP Shares to be issued by the Acquiring Fund in the Merger would have equal priority with each other as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Alternatives. The Board of the Target Fund considered various alternatives to the Merger, including the following: (i) keeping the status quo; (ii) liquidating the Target Fund; and (iii) merging the Target Fund into an open-end fund. In considering the status quo, the Board of the Target Fund took into account, among other things, the Adviser’s view that such alternative would not be likely to help the Target Fund improve its secondary market trading relative to net asset value over time. In considering liquidation, the Board of the Target Fund took into account, among other things, that such alternative would be a taxable event and could be potentially disruptive to long-term shareholders. Finally, in considering the merger of the Target Fund into an open-end fund, the Board of the Target Fund considered, among other things, the Adviser’s view that such alternative may not be in the best interests of long-term closed-end fund shareholders seeking leveraged municipal exposure, may result in lower income for shareholders and could result in tax liabilities from portfolio transactions to eliminate leverage and meet redemptions post-merger.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the Merger may result in some benefits and economies of scale for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex.

Conclusion. Each Board, including the Independent Board Members, approved the Merger, concluding that the Merger is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the Merger.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of June 30, 2019. The table reflects pro forma exchange ratios of approximately 0.75971093 common shares of the Acquiring Fund issued for each common share of the Target Fund. If the Merger is consummated, the actual exchange ratios may vary.

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Nuveen AMT-Free Municipal Credit Income Fund Pro Forma(1)
Series A MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	$—	$205,400,000	$—	$205,400,000
Series B MFP Shares, $1,000 stated value per share, at liquidation value	$—	$200,000,000	$—	$200,000,000

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Nuveen AMT-Free Municipal Credit Income Fund Pro Forma(1)
Series 1 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$—	$179,000,000	$—		$179,000,000
Series 2 VRDP Shares, $100,000 stated value per share, at liquidation value	$—	$385,400,000	$—		$385,400,000
Series 4 VRDP Shares, $100,000 stated value per share, at liquidation value	$—	$180,000,000	$—		$180,000,000
Series 5 VRDP Shares, $100,000 stated value per share, at liquidation value	$—	$340,500,000	$—		$340,500,000
Series 6 VRDP Shares, $100,000 stated value per share, at liquidation value	$—	$326,700,000	$—		$326,700,000
Series 2028 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$112,000,000	$—	$—		$112,000,000
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 14,328,976 shares outstanding for the Target Fund, 202,552,895 shares outstanding for the Acquiring Fund, and 213,438,758 for the Nuveen AMT-Free Municipal Credit Income Fund Pro Forma	$143,290	$2,025,529	$(34,431)	(2)	$2,134,388
Paid-in surplus	198,159,359	2,682,702,437	(15,098,336)	(3)(4)	2,865,763,460
Total distributable earnings	5,802,775	723,517,178	(5,802,775)	(4)	723,517,178

Net assets applicable to common shares	$204,105,424	$3,408,245,144	$(20,935,542)		$3,591,415,026

Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$14.24	$16.83			$16.83
Authorized shares:
Common	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited			Unlimited

(1)

The pro forma balances are presented as if the Merger was effective as of June 30, 2019, and are presented for informational purposes only. The actual Closing Date of the Merger is expected to be on or about November 11, 2019, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)

Assumes the issuance of 10,885,863 Acquiring Fund common shares in connection with the Merger. These numbers are based on the net asset value of the Acquiring Fund and Target Fund as of June 30, 2019, adjusted for estimated Merger costs and the effect of distributions, where applicable.

(3)	Includes the impact of estimated total Merger costs of $525,000, which will be borne by the Target Fund.
(4)	Assumes the Target Fund makes a cash distribution of $20,410,542 related to the Special Cash Distribution.

Expenses Associated with the Merger

The expenses of the Merger (whether or not consummated) will be allocated to the Target Fund based on the expected benefits of the Merger, as described in the second paragraph under “The Proposal—C. Information About the Merger—General” above. In evaluating the Merger, management of the Funds estimated the amount of expenses the Target Fund would incur to be approximately $525,000 (0.27% of average net assets attributable to common shares for the six months ended April 30, 2019), which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. If the Merger is not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Target Fund and indirectly its common shareholders will still indirectly bear the costs of the Merger. Shareholders of the Target Fund who receive Acquiring Fund shares in the Merger will not be charged a sales load with respect to such Acquiring Fund shares.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of each Fund, shareholders do not have dissenters’ rights of appraisal with respect to the Merger.

Material Federal Income Tax Consequences of the Merger

As a condition to each Fund’s obligation to consummate the Merger, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Merger substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

2.

No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

3.	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

4.

No gain or loss should be recognized by the Target Fund shareholders upon the conversion of all their Target Fund shares solely into Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) should be the same as the aggregate basis of the Target Fund shares converted into such Acquiring Fund common shares.

6.

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the merger (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) will include the period during which the Target Fund shares that were converted into Acquiring Fund shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the merger.

7.	The basis of the assets of the Target Fund received by the Merger Sub will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the merger.

8.	The holding period of the assets of the Target Fund received by the Merger Sub will include the period during which those assets were held by the Target Fund.

The opinion addressing the federal income tax consequences of the Merger described above will rely on the assumption that the Acquiring Fund preferred shares will constitute equity of the Acquiring Fund. In that regard, Stradley, Ronon, Stevens & Young, LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund AMTP Shares received in the Merger by the holders of preferred shares of the Target Fund will qualify as equity of the Acquiring Fund for federal income tax purposes. As a result, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Merger, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Merger could differ significantly from those described in this Joint Proxy Statement/Prospectus.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) or any state, local or non-U.S. tax issues of any kind.

If a Target Fund common shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Merger and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund common shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Merger, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

The Target Fund and the Acquiring Fund intend to treat the Special Cash Distribution as a distribution by the Target Fund to the Target Fund common shareholders for federal income tax purposes. To the extent it is paid out of the current and accumulated earnings and profits of the Target Fund, the Special Cash Distribution will be treated as a dividend and will be taxable to Target Fund shareholders to the extent it is attributable to the Target Fund’s ordinary taxable income or capital gains. To the extent the Special Cash Distribution received by a common shareholder exceeds the common shareholder’s allocable share of the Target Fund’s current and accumulated earnings and profits, the Special Cash Distribution should constitute a tax-free return of capital to the extent of the shareholder’s basis in the Target Fund common shares with respect to which the distribution is paid and will reduce that basis, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent taxable disposition of such shares (or a subsequent taxable disposition of the Acquiring Fund common shares received in exchange for such shares pursuant to the Merger). To the extent a shareholder holds Target Fund common shares as a capital asset and has no further basis in the shares to offset the Special Cash Distribution, the amount of the Special Cash Distribution in excess of the shareholder’s basis should be treated as a capital gain. Although the current and accumulated earnings and profits of the Target Fund available to be allocated to the Special Cash Distribution will not be known until after the Closing, the Target Fund expects that the Special Cash Distribution will result in the total distributions paid to Target Fund shareholders with respect to the Target Fund’s taxable year ending on the Closing Date to exceed the Target Fund’s current and accumulated earnings and profits as of the end of such year determined without regard to such distributions. This may result in a portion of the Special Cash Distribution and a portion of the other distributions made by the Target Fund to its common shareholders, which would otherwise have been characterized as having been made from the Target Fund’s current and accumulated earnings and profits, as being a return of capital distribution or, to the extent it exceeds the common shareholder’s basis, as capital gain to common shareholders who hold their shares as capital assets.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Target Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, net capital gain and ordinary income) based on each class’ proportionate share of the total dividends paid by the Fund with respect to that year. As a result, the Special Cash Distribution may affect the amounts of the Target Fund’s exempt interest, net capital gain and ordinary income that are allocated to distributions on the Target Fund’s preferred and common shares. The Special Cash Distribution may also result in a larger portion of the distributions received by both preferred and common shareholders being treated as a return of capital for federal income tax purposes or, to the extent they exceed the shareholder’s basis, as capital gain to shareholders who hold their shares as capital assets.

Notwithstanding the Funds’ intended treatment of the Special Cash Distribution, the federal income tax treatment of the Special Cash Distribution is not free from doubt. Because of the relationship between the Special Cash Distribution and the Merger, the Special Cash Distribution could be treated as additional cash consideration in the Merger received by the Target Fund’s common shareholders. In such case, both the Acquiring Fund common shares and the Special Cash Distribution would be treated as received in exchange for Target Fund common shares in a transaction qualifying as a reorganization for federal income tax purposes. Each Target Fund common shareholder who exchanges Target Fund common shares for Acquiring Fund common shares in the Merger and receives the Special Cash Distribution would recognize gain (but not loss) equal to the lesser of (i) the amount of cash received in the Special Cash Distribution and (ii) the excess, if any, of (x) the amount of cash received in the Special Cash Distribution and the fair market value of the Acquiring Fund common shares received in the Merger over (y) the Target Fund common shareholder’s basis in the Target Fund common shares surrendered in the Merger. Such gain would generally be treated as capital gain to common shareholders who hold their Target Fund common shares as capital assets and would be in addition to any gain that might be recognized as a result of receiving cash in lieu of a fractional Acquiring Fund share. Each Target Fund common shareholder’s aggregate basis in the Acquiring Fund common shares received in the Merger would be the same as the shareholder’s aggregate basis in the Target Fund common shares surrendered in the Merger, increased by the amount of gain recognized (other than gain recognized as a result of receiving cash in lieu of a fractional Acquiring Fund share) and decreased by the amount of cash received in the Special Cash Distribution. The holding period of the Acquiring Fund common shares received in the Merger by a Target Fund common shareholder would include the holding period of the Target Fund common shares such shareholder surrendered in the Merger. Target Fund shareholders should consult their own tax advisers regarding the proper federal income tax treatment of, and the tax consequences to them, of receiving the Special Cash Distribution.

In addition to the Special Cash Distribution, prior to the closing of the Merger, the Target Fund will declare a distribution to its common shareholders, which, together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code), if any, through the Closing Date of the Merger. If the Target Fund sells portfolio securities prior to the Merger, including any sales of securities that generate income subject to the federal alternative minimum tax applicable to individuals or to fund the Special Cash Distribution, the Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Fund. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

After the Merger, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Merger capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income tax, than they would have had the Merger not occurred. However, the effect of these potential limitations will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Merger and the amount of unrealized capital gains in the Funds at the time of the Merger.

As of October 31, 2018, the Acquiring Fund’s tax year end, the Acquiring Fund did not have any unused capital loss carryforward available for federal income tax purposes to be applied against future capital gains, if any.

As of May 31, 2018, the Target Fund’s tax year end, the Target Fund had an unused capital loss carryforward available for federal income tax purposes to be applied against future capital gains, if any. The capital loss carryforward is not subject to expiration.

Not subject to expiration:
Short-Term	$2,681,405
Long-Term	6,537,115

$9,218,520

A Fund is generally able to carry forward net capital losses arising in taxable years beginning after December 22, 2010 indefinitely.

In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Merger when such income and gains are eventually distributed by the Acquiring Fund. Any gain the Acquiring Fund realizes after the Merger, including any built-in gain in the portfolio investments of the Target Fund and Acquiring Fund that was unrealized at the time of the Merger, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Merger). As a result, shareholders of the Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Merger and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. The foregoing description of the federal income tax consequences of the Merger is also made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers regarding the specific consequences to them of the Merger, including the federal, state, local and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

The Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding preferred shares entitled to vote on the matter, voting separately. The Merger also is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting as a single class. Holders of preferred shares of the Target Fund are being solicited separately on the foregoing Proposal through a separate proxy statement and not through this Joint Proxy Statement/Prospectus.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Merger. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (1) the broker or nominee does not have discretionary voting power and (2) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals, including approvals of the preferred shareholders of each Fund, must be obtained and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund, must also be obtained. Because the closing of the Merger is contingent upon the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if shareholders of the Target Fund approve the Merger and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. Each series of preferred shares (with the exception of Series B MFP Shares of the Acquiring Fund) was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of the Fund’s outstanding preferred shares, one or more shareholder approvals required for the Merger may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. Additionally, because of the smaller liquidation preference of each Series B MFP Share, holders of Series B MFP Shares will have a greater number of votes for the same dollar value compared to other series of preferred shares of the Acquiring Fund. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Proposal; there is no guarantee that such shareholders will approve the Merger over which they may exercise effective disposition power. If the Merger is not consummated, each Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Proposal or continuing to operate the Target Fund as a stand-alone fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund

General

As a general matter, the common shares of the Acquiring Fund and the Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of the Target Fund’s declaration of trust, and each contains, among other things, similar super-majority voting provisions (which are described under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws”). The full text of each Fund’s declaration of trust is on file with the SEC and may be obtained as described on page 85.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Merger is consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of the Target Fund based on the relative per share net asset value of the Acquiring Fund and the per share net asset value of the Target Fund, in each case as of the Valuation Time. The value of a Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Merger will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Summary Description of Massachusetts Business Trusts.”

Distributions

As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the preferred shares. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders of record as of the end of a Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to a federal income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Additional Information about the Funds—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Merger SAI.

So long as preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Each Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to shareholders.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and the Target Fund are identical. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by Computershare Inc. and Computershare Trust Company, N.A. (the “Plan Agent”) in additional common shares of the Acquiring Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1) If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then current market price;

(2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3) If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a sale of your shares, the Fund (or its administrative agent) may be required to report to the IRS and furnish to you cost basis and holding period information for the Fund’s shares purchased on or after January 1, 2012 (“covered shares”).

For shares of the Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. In the absence of an election, the Plan will use first-in first-out methodology for tracking and reporting your cost basis on covered shares as its default cost basis method. The cost basis method you use may not be changed with respect to a sale of shares after the settlement date of the sale. You should consult with your tax advisors to determine the best permitted cost basis method for your tax situation and to obtain more information about how the cost basis reporting rules apply to you.

Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on such dividends and distributions.

If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to Computershare, P.O. Box 505000, Louisville, Kentucky 40233-5000, or by calling (800) 257-8787.

In connection with the Merger, the Target Fund’s Plan will be terminated and shareholders who elected to participate in such Plan as of the Closing Date will be automatically enrolled in the Acquiring Fund’s Plan.

Common Share Price Data

The common shares of the Target Fund and the Acquiring Fund are listed on the NYSE. Upon the closing of the Merger, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The following tables show for the periods indicated: (1) the high and low sales prices for common shares of each Fund reported as of the end of the day on the NYSE, (2) the high and low net asset values of the common shares, and (3) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares. The market prices reported below reflect interdealer prices, without retail mark-ups, mark-downs or commissions, and do not necessarily reflect actual transactions.

	Acquiring Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
April 2019	$15.43	$14.28	$16.40	$15.79	(5.64)%	(9.94)%
January 2019	$14.49	$13.33	$15.85	$15.38	(7.72)%	(14.27)%
October 2018	$15.04	$13.40	$16.16	$15.48	(6.06)%	(13.94)%
July 2018	$15.10	$14.52	$16.22	$15.91	(6.39)%	(9.98)%
April 2018	$14.75	$14.32	$16.17	$15.85	(7.29)%	(10.77)%
January 2018	$15.68	$14.67	$16.74	$16.19	(5.52)%	(9.44)%
October 2017	$15.81	$15.17	$16.63	$16.26	(4.36)%	(7.50)%
July 2017	$15.49	$14.73	$16.30	$15.78	(4.62)%	(7.25)%
April 2017	$14.96	$14.06	$15.96	$15.41	(5.62)%	(9.04)%
January 2017	$15.05	$13.90	$16.67	$15.06	(5.36)%	(11.42)%
October 2016	$16.42	$14.74	$17.36	$16.59	(5.26)%	(11.47)%
July 2016	$16.54	$15.45	$17.59	$16.80	(5.71)%	(9.09)%
April 2016	$15.48	$14.66	$16.79	$16.32	(7.71)%	(10.77)%
January 2016	$14.79	$13.76	$16.55	$15.85	(10.53)%	(13.78)%

	Target Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
May 2019	$13.13	$11.78	$14.21	$13.66	(7.60)%	(13.92)%
February 2019	$11.82	$11.13	$13.69	$13.36	(13.60)%	(17.68)%
November 2018	$11.69	$11.08	$13.59	$13.17	(13.77)%	(16.37)%
August 2018	$11.88	$11.62	$13.69	$13.57	(12.90)%	(14.62)%
May 2018	$11.82	$11.39	$13.65	$13.43	(12.76)%	(16.11)%
February 2018	$12.13	$11.53	$14.17	$13.59	(13.60)%	(15.22)%
November 2017	$12.38	$11.94	$14.19	$13.80	(12.26)%	(14.52)%
August 2017	$12.53	$12.21	$14.21	$13.91	(10.83)%	(12.72)%
May 2017	$12.50	$12.00	$14.14	$13.60	(10.02)%	(11.97)%
February 2017	$12.53	$12.20	$13.97	$13.52	(9.52)%	(11.44)%
November 2016	$14.12	$12.28	$15.07	$13.62	(6.18)%	(12.03)%
August 2016	$14.43	$13.58	$15.31	$14.92	(4.37)%	(9.10)%

On June 25, 2019, the closing sale prices of the Acquiring Fund and Target Fund common shares were $15.66 and $13.00, respectively. These prices represent discounts to net asset value for the Acquiring Fund and the Target Fund of -6.84% and -8.71%, respectively.

Common shares of each Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Merger, or to what the extent of any such premium or discount might be.

Affiliated Brokerage and Other Fees

The Target Fund did not pay brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser, or the Target Fund Sub-adviser of such Fund.

During the last fiscal year, the Target Fund did not make any material payments to the Adviser or Sub-Adviser or any affiliated person of the Adviser or Sub-adviser for services provided to the Target Fund (other than pursuant to the Target Fund’s Investment Management Agreement).

Description of AMTP Shares to Be Issued by the Acquiring Fund

The terms of the AMTP Shares of the Acquiring Fund to be issued pursuant to the Merger (the “New AMTP Shares”) will be substantially similar, as of the time of the closing of the Merger, to the outstanding AMTP Shares of the Target Fund. However, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the New AMTP Shares will not include a provision, currently applicable to the Target Fund AMTP Shares, that generally would require an additional payment to holders subject to Connecticut income taxation in the event the Target Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from Connecticut income taxation (in addition to federal income taxation). The aggregate liquidation preference of the New AMTP Shares received in the Merger will equal the aggregate liquidation preference of the Target Fund AMTP Shares held immediately prior to the closing of the Merger.

Holders of the New AMTP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per New AMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) will be an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New AMTP Shares.

The outstanding AMTP Shares for the Target Fund have a term redemption date of December 1, 2028, unless earlier redeemed or repurchased by the Target Fund. The Acquiring Fund will be obligated to redeem the New AMTP Shares on December 1, 2028, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends. The New AMTP Shares will be subject to optional and mandatory redemption in certain circumstances. The New AMTP Shares may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends plus, if the New AMTP Shares are redeemed prior to December 14, 2019, an optional redemption premium per share equal to the product of (1) 0.825%, (2) the $100,000 liquidation preference per share and (3) a fraction, the numerator of which is the number of days from and including the date of redemption to and including December 14, 2019 and the denominator of which is the actual number of days from and including the Date of Original Issue to and including December 14, 2019. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the statement establishing and fixing the rights and preferences (the “Statement”) of the New AMTP Shares, or as otherwise required by applicable law, (1) each holder of the New AMTP Shares will be entitled to one vote for each New AMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (2) the holders of the New AMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, will vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including the New AMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including the New AMTP Shares, voting as a single class, will elect the balance of the trustees of the Acquiring Fund.

Holders of the New AMTP Shares, as a separate class, will have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the New AMTP Shares or holders of the New AMTP Shares. In addition, holders of the New AMTP Shares will have certain consent rights under the purchase agreement for the New AMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of the New AMTP Shares also will be entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including the New AMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The New AMTP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New AMTP Shares will have equal priority with the other preferred shares of the Acquiring Fund, including the Acquiring Fund’s outstanding MFP Shares and VRDP Shares and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Summary Description of Massachusetts Business Trusts

Each Fund is a Massachusetts business trust. The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General

A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund that has not been approved by the Board, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Pursuant to each Fund’s by-laws, the Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Merger.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Fund

General

The Funds have similar investment objectives, but there are material differences. The investment objectives of the Acquiring Fund are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Target Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from both regular federal income tax and Connecticut personal income tax, consistent with the Target Fund’s investment policies. The Target Fund’s secondary investment objective is the enhancement of portfolio value relative to the Connecticut municipal bond market through investments in tax-exempt Connecticut municipal obligations that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

As a fundamental investment policy, under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets (as defined above) in municipal securities and other related investments the income from which is exempt from regular federal income tax. As a non-fundamental policy, under normal circumstances, the Acquiring Fund will invest 100% of its Managed Assets (as defined above) and at least 80% of its Assets in municipal securities and other related investments, the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a fundamental investment policy, under normal circumstances, the Target Fund will invest at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal and Connecticut income taxes.

The Funds have different non-fundamental portfolio credit quality investment policies. Under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment-grade or unrated securities judged to be of comparable quality by the Sub-Adviser. However, under normal circumstances, the Target Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. The Target Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Sub-Adviser. No more than 10% of the Target Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser.

The Funds’ investment objectives and policy to invest, under normal circumstances, at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal income tax and, in the case of the Target Fund only, exempt from Connecticut income tax, are fundamental investment policies of the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy or (2) more than 50% of the shares, whichever is less.

Investment Policies

The Acquiring Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal income tax. As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund will invest 100% of its Managed Assets and at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Acquiring Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy targets apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Merger SAI.

The Acquiring Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in the Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Acquiring Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Acquiring Fund’s second investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Acquiring Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Acquiring Fund will generally result in the distribution of taxable capital gains to common shareholders.

The Acquiring Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Acquiring Fund may not achieve its investment objectives during such periods. The Acquiring Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of April 30, 2019, the effective maturity of the portfolio of the Acquiring Fund was 22.35 years.

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Acquiring Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Acquiring Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Acquiring Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Acquiring Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Acquiring Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Acquiring Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are bonds that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry. See “The Proposal—B. Risk Factors—Special Risks Related to Certain Municipal Securities.”

The Acquiring Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions, in an amount not exceeding one-third of the Acquiring Fund’s total assets (including the amount borrowed) less the Acquiring Fund’s liabilities (other than borrowings). Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Acquiring Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

The Acquiring Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Acquiring Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of dividends payable to Fund shareholders being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals, and if the proportion of taxable investments exceeded 50% of the Acquiring Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, See “Federal Income Tax Matters” in the Merger SAI.

Portfolio Investments

Municipal Securities

General. The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation. The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local tax in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities. The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would only affect the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities. The Acquiring Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed-delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives

General. The Acquiring Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Acquiring Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Acquiring Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the seller, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. If the Acquiring Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Acquiring Fund. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator”

under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Zero Coupon Bonds

The Acquiring Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Acquiring Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Hedging Strategies

The Acquiring Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Acquiring Fund’s investments. These hedging strategies may generate taxable income.

Each Board recommends that shareholders vote FOR the approval of the Merger.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Annual Expenses Excluding Costs of Leverage

Based on information provided by the Adviser, the Board of Trustees considered that the operating expense of the combined fund following the Merger, excluding leverage, would be lower than the operating expenses of the Target Fund. The operating expenses of the Target Fund, Acquiring Fund and the combined fund following the Merger for the six months ended April 30, 2019 (annualized) based on the assumptions set forth in “Comparative Fee Table” at page 17 are as follows:

	Target Fund	Acquiring Fund	Nuveen AMT-Free Municipal Credit Income Fund Pro Forma
Operating Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.98%	0.99%	0.99%
Other Expenses	0.10%	0.05%	0.05%

Total Operating Expenses	1.08%	1.04%	1.04%

Certain Provisions in the Funds’ Declarations of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, each Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Fund or its trustees. Each Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. Each Fund believes that the likelihood of such circumstances is remote.

Each Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, each Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s declaration of trust or the Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. With respect to the Acquiring Fund and for the purposes of the foregoing, the term “recapitalization” shall not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the declaration of trust or statement establishing and fixing the rights and preferences of preferred shares adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. However, approval of shareholders of the Acquiring Fund is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s declaration of trust or the Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Funds’ Boards believe that the provisions of each Fund’s declaration of trust relating to such higher votes are in the best interests of such Fund.

Each Fund’s declaration of trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in either Fund’s declaration of trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, each Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees. See the Merger SAI under “Management of the Funds.”

The provisions of each Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. Each Fund’s Board has considered the foregoing antitakeover provisions and concluded that they are in the best interests of the respective Fund.

The Acquiring Fund’s declaration of trust provides that common shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to each Fund’s declaration of trust and by-laws on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

Each Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of each Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, each Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that either Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Funds’ preferred shares are outstanding, such Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares.

If a Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Funds’ Declarations of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of a Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, a Fund’s Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund’s common shares should trade at a discount, the applicable Board may determine that, in the interest of the Fund, no action should be taken. See the Merger SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Description of Outstanding Acquiring Fund MFP Shares

The Acquiring Fund currently has outstanding the following series of MFP Shares (the “Outstanding MFP Shares”), which will remain outstanding following the completion of the Merger:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Original Issue Date	Term Redemption Date
Series A MFP Shares	2,054	$0.01	$100,000	January 2018	January 3, 2028
Series B MFP Shares	200,000	$0.01	$1,000	March 2019	March 1, 2029

The Series A MFP Shares were issued to a qualified institutional buyer through a private transaction exempt from registration under the Securities Act. The Series B MFP Shares were issued in a public offering registered under the Securities Act.

The Series A MFP Shares were issued in the “Variable Rate Mode—Adjustable Rate” (the “VR Mode”), in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread. So long as the Series A MFP Shares are in the VR Mode, the Acquiring Fund and the beneficial owner or owners of the Series A MFP Shares may agree from time to time to adjust the dividend rate and other economic terms. The Series B MFP Shares were issued in the “Variable Rate Remarketed Mode” (the “VRR Mode”), in which the dividend generally is a clearing rate determined each business day by a remarketing agent appointed by the Acquiring Fund. Beneficial owners of Series B MFP Shares generally may on any business day tender their Series B MFP Shares to the remarketing agent, which has agreed to use its best efforts to remarket in seven days any tendered Series B MFP Shares. In the event of a failed remarketing, the dividend rate will step up, and the Acquiring Fund will redeem all outstanding Series B MFP Shares 365 days after the failed remarketing tender date, subject to a prior successful remarketing by the remarketing agent of all outstanding Series B MFP Shares or the successful transition by the Acquiring Fund of Series B MFP Shares to a new mode.

The Acquiring Fund established the term of both the VR Mode for the Series A MFP Shares and the VRR Mode for the Series B MFP Shares as ending on their respective Term Redemption Dates, subject to earlier redemption, repurchase or transition to a new mode by the Acquiring Fund. Under the statements establishing and fixing the rights and preferences of the Outstanding MFP Shares, as supplemented (the “Statements”), the Acquiring Fund may terminate the VR Mode or VRR Mode early and transition the applicable MFP Shares to a new mode (and, thereafter, until the term redemption date, subsequent new modes), during which many of the economic terms of the MFP Shares set forth in such Statements may be modified. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends

The holders of Outstanding MFP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Acquiring Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate for the Outstanding MFP Shares of such series payable on the dividend payment dates with respect to the Outstanding MFP Shares of such series. Holders of Outstanding MFP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Outstanding MFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Outstanding MFP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The Outstanding MFP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the Outstanding MFP Shares on the

Term Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000 or, in the case of Series B MFP Shares, $1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. In addition, as described above, the Acquiring Fund will be obligated to redeem all outstanding Series B MFP Shares 365 days after a failed remarketing tender date, subject to a prior successful remarketing by the remarketing agent of all outstanding Series B MFP Shares or the successful transition by the Acquiring Fund of Series B MFP Shares to a new mode. Outstanding MFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the Statements, or as otherwise required by applicable law, (i) each holder of Outstanding MFP Shares is entitled to one vote for each Outstanding MFP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of Outstanding MFP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including Outstanding MFP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding MFP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of Outstanding MFP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding MFP Shares or holders of Outstanding MFP Shares. In addition, holders of Series A MFP Shares have certain consent rights under the purchase agreement for the Series A MFP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of Outstanding MFP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including Outstanding MFP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The Outstanding MFP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Outstanding MFP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with the other preferred shares of the Acquiring Fund, including the other series of Outstanding MFP Shares, VRDP Shares and the New AMTP Shares.

Description of Outstanding Acquiring Fund VRDP Shares

The Acquiring Fund currently has outstanding the following series of VRDP Shares (the “Outstanding VRDP Shares”), each offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act, which will remain outstanding following the completion of the Merger:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Original Issue Date	Mandatory Redemption Date
Series 1 VRDP Shares	1,790	$0.01	$100,000	December 2013	December 1, 2043
Series 2 VRDP Shares	3,854	$0.01	$100,000	April 2016	December 1, 2040
Series 4 VRDP Shares	1,800	$0.01	$100,000	June 2016	June 1, 2046
Series 5 VRDP Shares	3,405	$0.01	$100,000	November 2016	December 1, 2040
Series 6 VRDP Shares	3,267	$0.01	$100,000	November 2016	December 1, 2040

Under the statements establishing and fixing the rights and preferences of the Outstanding VRDP Shares (the “Statements”), the Outstanding VRDP Shares of each series pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the Outstanding VRDP Shares of each series have the right to give notice on any business day to tender the securities for remarketing in seven days. The Outstanding VRDP Shares of each series are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Outstanding VRDP Shares of the applicable series.

The Outstanding VRDP Shares of each series have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the Outstanding VRDP Shares of each series requires the applicable liquidity provider to purchase from holders all Outstanding VRDP Shares of such series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all Outstanding VRDP Shares of the applicable series prior to termination of the purchase agreement for such series, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the Outstanding VRDP Shares of each series to purchase the Outstanding VRDP Shares of such series pursuant to the purchase agreement for such series runs to the benefit of the holders of the Outstanding VRDP Shares of such series and is unconditional and irrevocable, and as such the short-term ratings assigned to the Outstanding VRDP Shares of each series are directly linked to the short-term creditworthiness of the associated liquidity provider. The liquidity provider for the Outstanding VRDP Shares of each series entered into a purchase agreement with respect to the Outstanding VRDP Shares of such series, subject to periodic extension by agreement with the Acquiring Fund.

Dividends

The holders of Outstanding VRDP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Acquiring Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate for the Outstanding VRDP Shares of such series payable on the dividend payment dates with respect to the Outstanding VRDP Shares of such series. Holders of Outstanding VRDP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Outstanding VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Outstanding VRDP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage. The amount of dividends per Outstanding VRDP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each dividend reset period during the relevant monthly dividend period.

Redemption

The Outstanding VRDP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the Outstanding VRDP Shares on the Mandatory Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Pursuant to the Statement for the Outstanding VRDP Shares of each series and the fee agreement with the liquidity provider for such series, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Acquiring Fund fails to maintain the minimum VRDP asset coverage required under the 1940 Act and the Acquiring Fund’s agreement with the liquidity provider for the Outstanding VRDP Shares of the applicable series, and such failure is not cured by the applicable cure date. Outstanding VRDP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the Statements, or as otherwise required by applicable law, (i) each holder of Outstanding VRDP Shares is entitled to one vote for each Outstanding VRDP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of Outstanding VRDP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including Outstanding VRDP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding VRDP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of Outstanding VRDP Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding VRDP Shares or holders of Outstanding VRDP Shares of the applicable series. Holders of Outstanding VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including Outstanding VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The Outstanding VRDP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Outstanding VRDP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with the other preferred shares of the Acquiring Fund, including the MFP Shares, the other series of Outstanding VRDP Shares and the New AMTP Shares.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent of the Funds

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286 acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect to the Acquiring Fund’s MFP Shares and VRDP Shares.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Merger SAI for additional information. Investors should consult their own tax adviser for advice about the particular federal, foreign, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Merger occurs) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. Because the Target Fund has also elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code, the following discussion of certain federal income tax matters associated with an investment in the Acquiring Fund generally applies to the Target Fund, with respect to an investment in the Target Fund.

The Acquiring Fund invests primarily in municipal securities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Pursuant to its non-fundamental investment policy, the Acquiring Fund does not intend to acquire securities whose income is subject to the federal alternative minimum tax applicable to individuals. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax applicable to individuals, if any.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gains and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

With respect to the preferred shares of the Acquiring Fund issued in the Merger, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Merger, including that the Merger will qualify as a tax-free reorganization under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Merger, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties.

Net Asset Value

Each Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.

Each Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of each Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. Each Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

Legal Opinions

Certain legal matters in connection with the issuance of common shares and New AMTP Shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

Experts

The financial statements of the Acquiring Fund and the Target Fund appearing in the Funds’ Annual Reports for the fiscal year ended October 31, 2018 and May 31, 2018, respectively, are incorporated herein. The Acquiring Fund’s financial statements as of and for the 2018, 2017, 2016, 2015 and 2014 fiscal years have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon. The Target Fund’s financial statements as of and for the 2018, 2017, 2016 and 2015 fiscal years have been audited by KPMG, independent registered public accounting firm, as set forth in their reports thereon. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and the Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Fund

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of each Fund as of June 25, 2019.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund
Common shares	Unlimited	—	202,552,895
Preferred shares	Unlimited	—	2,054 (Series A MFP)
			200,000 (Series B MFP)
			1,790 (Series 1 VRDP)
			3,854 (Series 2 VRDP)
			1,800 (Series 4 VRDP)
			3,405 (Series 5 VRDP)
			3,267 (Series 6 VRDP)
Target Fund
Common shares	Unlimited	—	14,328,976
Preferred shares	Unlimited	—	1,120 (Series 2028 AMTP)

The common shares of the Acquiring Fund are listed and trade on the NYSE under the ticker symbol NVG. The common shares of the Target Fund are listed and trade on the NYSE under the ticker symbols NTC. None of the preferred shares of the Funds are listed on any exchange.

Shareholders of the Acquiring Fund and the Target Fund

As of July 10, 2019, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of each Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before July 10, 2019. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of June 25, 2019 for each Fund.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Target Fund— Common Shares	Bulldog Investors, LLC 250 Pehle Avenue, Suite 708 Saddle Brook, New Jersey 07663	796,077	5.56%	0.31%	N/A

	Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor, New York, New York 10174	970,231	6.75%	0.38%	N/A

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Series 2028 AMTP Shares	Wells Fargo Municipal Capital Strategies, LLC 375 Park Avenue New York, New York 10152	1,120	100%	100%	0.52%

As of July 10, 2019, the Acquiring Fund is not aware of any shareholders holding more than 5% of its common shares. Further, neither Fund is aware of any person who, as of July 10, 2019, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

VRDP Shares of certain series are designed to be eligible for purchase by money market funds and other short duration investors. Information with respect to aggregate holdings of these VRDP Shares associated with fund complexes identified by the remarketing agents as holding greater than 5% of the outstanding VRDP Shares of the Acquiring Fund, including the number of VRDP Shares associated with the fund complex and percentage of total outstanding, is as follows: Series 1: Vanguard (1,040 shares (58.10%)), JP Morgan (350 shares (19.55%)), BlackRock (160 shares (8.94%)), MS Asset Management (240 shares (13.41%)); Series 2: Vanguard (2,640 shares (68.50%)), Federated (1,214 shares (31.50%)); Series 4: Vanguard (500 shares (27.78%)); Series 5: Vanguard (1,935 shares (56.83%)), JP Morgan (1,470 shares (43.17%)); Series 6: Vanguard (1,934 shares (59.20%)), JP Morgan (1,333 shares (40.80%)). Based on information provided by the remarketing agent for the Series 4 VRDP Shares of the Acquiring Fund, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of the Acquiring Fund, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of the Acquiring Fund.

MFP Shares are designed to be eligible for purchase by institutional investors. Information with respect to aggregate holdings of these MFP Shares associated with fund complexes identified by the remarketing agents as holding greater than 5% of the outstanding MFP Shares of the Acquiring Fund, including the number of MFP Shares associated with the fund complex and percentage of total outstanding, is as follows: Series A: Wells Fargo Bank, N.A. (2,054 shares (100.00%)); Series B: Vanguard (57,855 shares (28.93%)), Bel Air Investment Advisors (56,445 shares (28.22%)), MacKay Shields (50,000 shares (25.00%)), Federated (15,000 shares (7.50%)), BMO (10,700 shares (5.35%)), Wells Capital (10,000 shares (5.00%)).

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be borne indirectly by the common shareholders of the Target Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or Computershare Fund Services, or by dealers and their representatives.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Shareholder Proposals

The Acquiring Fund expects to hold its 2019 annual meeting of shareholders on August 7, 2019. The Target Fund held its 2019 annual meeting of shareholders on April 10, 2019. If the Merger is approved and consummated, the Target Fund will cease to exist and will not hold its 2020 annual meeting of shareholders. If the Merger is not approved or is not consummated, the Target Fund expects to hold its 2020 annual meeting of shareholders in April 2020.

To be considered for presentation at the 2020 annual meeting of shareholders for the Acquiring Fund and the Target Fund, a shareholder proposal (including the nomination of an individual for election as a Board Member) submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 4, 2020. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund no later than May 18, 2020. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Copies of the by-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its by-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

Shareholder Communications

Fund shareholders who want to communicate with the Board of its Fund, its Fund or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are an Acquiring Fund or Target Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the applicable Independent Chairman and the outside counsel to the applicable Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Acquiring Fund is October 31. The fiscal year end for the Target Fund is May 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following such Funds’ fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Funds at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 23, 2019:

The Joint Proxy Statement/Prospectus is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact each Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of each Fund who share an address, unless such Fund has received instructions to the contrary.

To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents in the future or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact their Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Special Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at such Special Meeting will be available at the offices of each Fund, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Special Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before a Special Meeting if there are present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of a Special Meeting without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of a Special Meeting to be adjourned.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Special Meeting. Therefore, whether you instruct a vote for or against the Merger or instruct the proxy to abstain from voting on the Merger, those persons will be authorized, to vote in favor of an adjournment if sufficient votes in favor of the Proposal are not received by the time scheduled for the Special Meeting. In determining whether to adjourn a Meeting, the following factors may be considered by the proxies, among others: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; and the nature of any further solicitation.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the Proposal. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the Proposal. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on the Proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

APPENDIX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [•] day of July, 2019 by and among Nuveen AMT-Free Municipal Credit Income Fund, a Massachusetts business trust (the “Acquiring Fund”), Nuveen Connecticut Quality Municipal Income Fund, a Massachusetts business trust (the “Target Fund”), and NAMCIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and the Target Fund each may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For the Merger (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which shareholders of the Target Fund (collectively, “Target Fund Shareholders”) will receive (i) with respect to holders of common shares of beneficial interest of the Target Fund (“Target Fund Common Shares”), newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and (ii) with respect to holders of Adjustable Rate MuniFund Term Preferred Shares of the Target Fund (“Target Fund AMTP Shares” and together with the Target Fund Common Shares, the “Target Fund Shares”), newly issued Adjustable Rate MuniFund Term Preferred Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund AMTP Shares” and together with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Merger, and the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Merger is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Merger.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1        MERGER.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Section 2 of Chapter 182 of the Massachusetts General Laws (“M.G.L.”) and Section 59 of M.G.L. Chapter 156C, at the Effective Time (as defined in Section 3.1), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with such laws and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by the laws of the Commonwealth of Massachusetts.

(a)        At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i)        Each Target Fund Common Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Common Shares provided for in Section 2.2 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.2);

(ii)        Each Target Fund AMTP Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the same number of Acquiring Fund AMTP Shares having (a) substantially similar terms to such Target Fund AMTP Shares as of the Closing Date (as defined in Section 3.1), (b) equal priority with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund, and (c) along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon liquidation of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund; and

(iii)        The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b)        The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of organization of the Surviving Company (the “Certificate of Organization”), unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(c)        At the Effective Time, the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, shall succeed to and possess all of the rights, privileges and powers of the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund shall vest in the Merger Sub without further act or deed. The Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of the Target Fund, and any claim or judgment against the Target Fund may be enforced against the Merger Sub, as the Surviving Company, in accordance with applicable law.

(d)        The Acquiring Fund will issue Acquiring Fund Shares to shareholders of the Target Fund upon the conversion of Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on (i) with respect to holders of Target Fund Common Shares, their holdings of Target Fund Common Shares as of immediately prior to the Effective Time, and (ii) with respect to holders of Target Fund AMTP Shares, the number of Target Fund AMTP Shares held by such shareholder immediately prior to the Effective Time. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(e)        Upon the terms and subject to the conditions of this Agreement, the parties shall cause the filing of one or more certificates of merger (a “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with the laws of the Commonwealth of Massachusetts.

(f)        The Target Fund agrees to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at the Closing (as defined in Section 3.1), when the Target Fund’s assets are aggregated with the Acquiring Fund’s assets, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2        DISSOLUTION, LIQUIDATION AND TERMINATION.    As soon as practicable after the Effective Time, the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.3        ACCOUNTING AND PERFORMANCE SURVIVOR.    In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the existing Target Fund AMTP Shares up to and including the day before the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund AMTP Shares shall accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), the Target Fund shall declare all accumulated but unpaid dividends on its Target Fund AMTP Shares up to and including the day before the Closing Date. Such dividends shall be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund AMTP Shares to the holders entitled thereto. Prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of the accumulated but unpaid dividends on its Target Fund AMTP Shares to be held solely for the benefit of the holder(s) of such Target Fund AMTP Shares as of the record date for such dividend.

1.5        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s common shares or preferred shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6        REPORTING.    Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.7        BOOKS AND RECORDS.    The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1        VALUATION OF SHARES.    The net asset value per share of the Target Fund Common Shares and the net asset value per share of the Acquiring Fund Common Shares shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board).

2.2        COMMON SHARES TO BE ISSUED.    As of the Effective Time, each Target Fund Common Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Common Shares equal to one multiplied by the quotient of the net asset value per share of a Target Fund Common Share divided by the net asset value per share of an Acquiring Fund Common Share, each as determined as of the Valuation Time in accordance with Section 2.1. The aggregate net asset value of Acquiring Fund Common Shares received by the Target Fund Shareholders in the Merger (including any fractional share interests to which they would be entitled) will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Common Shares held by Target Fund Shareholders as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, Target Fund Shareholders will receive cash. In the event Target Fund Shareholders would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.3        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the net asset value per share of the Target Fund or the Acquiring Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of the Funds are listed or another exchange on which the portfolio securities of the Funds are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of the Funds are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.4        COMPUTATIONS OF NET ASSET VALUE.    All computations of net asset value in this Article II shall be made by or under the direction of the Funds’ fund accounting agent, State Street Bank and Trust Company, in accordance with its regular practice as the accounting agent of the Funds, subject to Section 2.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to both Funds and the Merger Sub in order for the closing of the Merger to take place. The closing of the Merger (the “Closing”) shall occur on November 11, 2019, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date (the “Effective Time”). The Closing shall be held as of 7:59 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund Parties at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund Parties at the Closing.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        The Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of Target Fund Common Shares and Target Fund AMTP Shares and the number and percentage ownership of outstanding Target Fund Common Shares and Target Fund AMTP Shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the shareholders of the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other party or parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Fund represents and warrants as follows:

(a)        The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares (“Target Fund AMTP Statement”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund Parties. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund Parties, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund Parties. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of May 31, 2018, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of May 31, 2018, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        The unaudited semi-annual financial statements of the Target Fund as of November 30, 2018, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of November 30, 2018, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund Parties of all material liabilities, contingent or otherwise, incurred by it subsequent to November 30, 2018 whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        The authorized capital of the Target Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding preferred shares other than Target Fund AMTP Shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and as of the Closing, any written information furnished by the Target Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)        For each taxable year of its operations, including the taxable year ending on the Closing Date, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND PARTIES.    Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, any Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares (each, an “Acquiring Fund MFP Statement”) or any Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (each, an “Acquiring Fund VRDP Statement”), as applicable, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        The Merger Sub is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Merger Sub’s Certificate of Organization or LLC Agreement.

(f)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Acquiring Fund as of October 31, 2018 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2018, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)        The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2019, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2019, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(i)        Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known liabilities, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(j)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares other than as set forth in the capitalization table in the Proxy Statement/Prospectus (as defined in Section 5.5); no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(k)        The execution, delivery and the performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m)        The information to be furnished by the Acquiring Fund and the Merger Sub for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and as of the Closing, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(p)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(q)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(r)        All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(s)        Since the date of its organization, the Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(t)        All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(f) and 8.5, the Acquiring Fund and the Target Fund will each operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes and any special distribution described in the Proxy Statement/Prospectus (as defined in Section 5.5).

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and the Target Fund will call meetings of their respective shareholders to consider and act upon the proposal required to effect the provisions of this Agreement, as applicable, and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Shareholders (the “Registration Statement”), and a proxy statement relating to the Acquiring Fund AMTP Shares to be issued to holders of the Target Fund AMTP Shares (the “AMTP Proxy Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement (the “Proxy Statement/Prospectus”). The Registration Statement and AMTP Proxy Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each Fund will provide the other Fund with the materials and information necessary to prepare the Registration Statement, including the proxy statements and related materials (the “Proxy Materials”) for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6        TAX STATUS OF MERGER.    The intention of the parties is that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.9.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1        All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund Parties a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund Parties and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund Parties shall reasonably request.

7.2        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3        The Target Fund shall have delivered to the Acquiring Fund Parties a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.4        The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.5        Unless otherwise directed by the Adviser, all contracts of the Target Fund set forth on Schedule 7.5 will be terminated with respect to the Target Fund as of or prior to the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common and preferred shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust, By-Laws and Target Fund AMTP Statement. In addition, this Agreement and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding preferred shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws, each Acquiring Fund MFP Statement and each Acquiring Fund VRDP Statement. Notwithstanding anything herein to the contrary, none of the parties may waive the condition set forth in this Section 8.1.

8.2        The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained. All notices to, or consents or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends with respect to its common shares that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under

Section 852(b)(3)(A) of the Code). Prior to Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of the Target Fund common shareholders as of the record date for such dividend or dividends. The Target Fund shall not have any rights with respect to, or interest in, the assets held in the escrow account.

8.6        A Certificate of Merger, specifying the Effective Time as the date and time of the effectiveness of the Merger, shall have been filed with, and accepted by, the Secretary of the Commonwealth of Massachusetts.

8.7        The Target Fund shall have received an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, as described in the definitive Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement and that the requisite approval of the Acquiring Fund Shareholders has been obtained in accordance with this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or the laws of the Commonwealth of Massachusetts.

(e)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except as have been obtained.

(g)        The execution and delivery of this Agreement by the Acquiring Fund and Merger Sub, did not, and the consummation by the Acquiring Fund and Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, any Acquiring Fund MFP Statement or any Acquiring Fund VRDP Statement (assuming the requisite approval of the Acquiring Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws, each Acquiring Fund MFP Statement and each Acquiring Fund VRDP Statement) or By-Laws or Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8        The Acquiring Fund shall have received an opinion from Vedder Price P.C., special counsel to the Target Fund, and an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, in each case as described in the definitive Proxy Statement/Prospectus.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)        To the knowledge of such counsel, the Target Fund has the power as a Massachusetts business trust to merge with and into the Merger Sub as contemplated by this Agreement.

(e)        The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust, By-Laws or Target Fund AMTP Statement (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws and AMTP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.9        The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the

Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)        No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)        No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)        No gain or loss should be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund Shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) should be the same as the aggregate basis of the Target Fund Shares that were converted into such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) in the merger will include the period during which the Target Fund Shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Target Fund Shares are held as capital assets at the time of the merger.

(f)        The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds and the Merger Sub. The Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.9. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund AMTP Shares as equity for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion delivered to the Acquiring Fund by Stradley, Ronon, Stevens & Young, LLP with respect to such issue.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Merger (whether or not the Merger is consummated) will be borne by the Target Fund, and the Target Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Merger-related expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) proxy solicitation costs; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by the Acquiring Fund Board or the Target Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each party subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Target Fund and the Acquiring Fund called pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Fund’s shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of such Fund personally, but shall bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund Board and the Target Fund Board and signed by authorized officers of each Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund as provided in the Fund’s Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

By:
Name:	Gifford R. Zimmerman
Title:	Vice President and Secretary

NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND

By:
Name:	Gifford R. Zimmerman
Title:	Vice President and Secretary

NAMCIF MERGER SUB, LLC

By:
Name:	Gifford R. Zimmerman
Title:	Vice President and Secretary

Schedule 7.5

Amended and Restated Master Custodian Agreement between the Target Fund and State Street Bank and Trust Company dated as of July 15, 2015, as amended

Investment Management Agreement by and between the Target Fund and Nuveen Fund Advisors, LLC dated April 11, 2016

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC dated as of April 11, 2016

Transfer Agency and Service Agreement by and between the Target Fund and Computershare Inc. and Computershare Trust Company, N.A. dated as of June 15, 2017

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the most recent 10 fiscal years and the current semi-annual period for each Fund.

Target Fund

The following Financial Highlights table is intended to help a prospective investor understand the Target Fund’s financial performance for the periods shown. Certain information of the Target Fund reflects financial results for a single Common Share of the Target Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The Target Fund’s annual financial statements as of and for the fiscal years ended May 31, 2018, 2017, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG’s report, along with the Target Fund’s financial statements, is included in the Target Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal periods ended May 31, 2014 and prior was audited by other auditors. The information with respect to the six months ended November 30, 2018 is unaudited and is included in the Fund’s 2018 Semi-Annual Report which is incorporated herein by reference. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Prospectus. Past results are not indicative of future performance.

	Six Months Ended November 30, 2018(f)	Year Ended May 31,
Per Share Operating Performance		2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Beginning Common Share Net Asset Value (“NAV”)	$13.65	$14.14	$14.92	$14.35	$14.33	$15.00	$15.34	$14.22	$14.56	$13.59	$14.25
Investment Operations:
Net Investment Income (Loss)(a)	0.25	0.51	0.57	0.67	0.70	0.60	0.56	0.58	0.67	0.80	0.84
Net Realized/Unrealized Gain (Loss)	(0.31)	(0.49)	(0.73)	0.59	(0.01)	(0.59)	(0.19)	1.29	(0.29)	0.88	(0.66)

Distributions from Net Investment Income to ARPS(a)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.01)	(0.02)	(0.14)
Distributions from Capital Gains to ARPS(a)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00 *	(0.03)
Total	(0.06)	0.02	(0.16)	1.26	0.69	0.01	0.37	1.87	0.37	1.66	0.01

Less Distributions to Common Shareholders:
From Net Investment Income	(0.25)	(0.53)	(0.62)	(0.69)	(0.68)	(0.68)	(0.70)	(0.71)	(0.71)	(0.69)	(0.60)
From Accumulated Net Realized Gains	0.00	0.00	0.00	0.00	0.00	0.00 *	(0.01)	(0.04)	0.00	0.00 *	(0.07)

Total	(0.25)	(0.53)	(0.62)	(0.69)	(0.68)	(0.68)	(0.71)	(0.75)	(0.71)	(0.69)	(0.67)

Common Share:
Discount from Common Shares Repurchased and Retired	0.01	0.02	0.00	0.00	0.01	0.00 *	0.00	0.00	0.00	0.00	0.00
Ending NAV	$13.35	$13.65	$14.14	$14.92	$14.35	$14.33	$15.00	$15.34	$14.22	$14.56	$13.59

Ending Share Price	$11.23	$11.75	$12.47	$13.54	$12.62	$12.68	$13.65	$14.19	$13.18	$13.94	$13.35

Common Share Total Returns:
Based on NAV(b)	(0.40)%	0.28%	(1.07)%	8.97%	4.96%	0.41%	2.35%	13.45%	2.63%	12.49%	0.45%
Based on Share Price(b)	(2.36)%	(1.55)%	(3.46)%	13.19%	5.03%	(1.72)%	1.02%	13.59%	(0.39)%	9.76%	0.32%
Ratios/Supplemental Data
Ending Net Assets (000)	$191,883	$196,997	$205,504	$216,788	$208,580	$209,562	$220,267	$82,318	$76,284	$78,106	$72,901
Ratios to Average Net Assets Before Reimbursement(c)
Expenses(d)	2.50%**	2.15%	2.08%	1.66%	1.68%	2.88%	2.68%	3.08%	2.41%	1.57%	1.43%
Net Investment Income (Loss)	3.67%**	3.70%	3.98%	4.61%	4.85%	4.33%	4.05%	3.93%	4.73%	5.64%	6.40%
Portfolio Turnover Rate(e)	5%	17%	20%	11%	15%	17%	12%	11%	9%	5%	0%
Auction Rate Preferred Shares (ARPS) at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$15,725	$34,975
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$—	$—	$—	$—	$—	$82,389	$77,110
MuniFund Term Preferred (MTP) Shares at the End of Period(g):
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$—	$105,500	$36,080	$36,080	$18,300	$—
Asset Coverage Per $10 Share	$—	$—	$—	$—	$—	$—	$30.88	$32.82	$31.14	$32.96	$—
Variable MuniFund Term Preferred (VMTP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$112,000	$112,000	$112,000	$106,000	$106,000	$106,000	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$271,324	$275,891	$283,486	$304,517	$296,773	$297,700	$—	$—	$—	$—	$—
ARPS, MTP and/or VMTP Shares at the End of Period:
Asset Coverage Per $1 Liquidation Preference	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3.30	$—

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(d)

The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Six Months Ended November 30:
2018(f)	1.42	%**
Year Ended May 31:
2018	1.10%
2017	1.01
2016	0.60
2015	0.58
2014	1.71
2013	1.55
2012	1.54
2011	1.20
2010	0.37
2009	0.11

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(f)	Unaudited.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

Series 2015 (NTC PRC)	2014		2013		2012	2011		2010
Ending Market Value per Share	$—		$10.06		$10.05	$10.07		$10.00
Average Market Value per Share	10.03	^	10.07		10.08	10.04		10.02	^^

Series 2016 (NTC PRD)	2014		2013		2012	2011		2010
Ending Market Value per Share	—		10.07		10.10	10.00		—
Average Market Value per Share	10.03	^	10.11		10.06	9.88	^^^	—

Series 2015 (NTC PRE)(h)	2014		2013		2012	2011		2010
Ending Market Value per Share	—		10.07		—	—		—
Average Market Value per Share	10.03	^	10.06	Ω	—	—		—

Series 2015-1 (NTC PRF)(h)	2014		2013		2012	2011		2010
Ending Market Value per Share	—		10.06		—	—		—
Average Market Value per Share	10.03	^	10.07	Ω	—	—		—

Series 2015-1 (NTC PRG)(h)	2014		2013		2012	2011		2010
Ending Market Value per Share	—		10.08		—	—		—
Average Market Value per Share	10.03	^	10.08	Ω	—	—		—

^	For the period June 1, 2013 through March 3, 2014.
^^	For the period January 19, 2010 (first issuance date of shares) through May 31, 2010.
^^^	For the period December 15, 2010 (first issuance date of shares) through May 31, 2011.
Ω	For the period July 9, 2012 (effective date of the Reorganizations) through May 31, 2013.
(h)	MTP Shares issued in connection with the reorganizations.
*	Rounds to less than $0.01 per share.
**	Annualized.

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Acquiring Fund’s financial performance for the periods shown. Certain information of the Acquiring Fund reflects financial results for a single Common Share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The Acquiring Fund’s annual financial statements as of and for the fiscal years ended October 31, 2018, 2017, 2016, 2015 and 2014, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG’s report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal periods ended October 31, 2013 and prior was audited by other auditors. The information with respect to the six months ended April 30, 2019 is unaudited and is included in the Fund’s 2019 Semi-Annual Report which is incorporated herein by reference. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Prospectus. Past results are not indicative of future performance.

	Six Months Ended April 30, 2019(i)	Year Ended October 31,
		2018	2017		2016		2015	2014	2013
Per Share Operating Performance
Beginning Common Share Net Asset Value (“NAV”)	$15.48	$16.39	$16.64		$16.03		$16.24	$14.62	$16.33

Investment Operations:
Net Investment Income (Loss)	0.39	0.81	0.84		0.73		0.77	0.71	0.60
Net Realized/Unrealized Gain (Loss)	0.95	(0.88)	(0.19)		0.77		(0.13)	1.72	(1.46)
Distributions from Net Investment Income to ARPS(a)	0.00	0.00	0.00		0.00		0.00	0.00	0.00
Distributions from Capital Gains to ARPS(a)	0.00	0.00	0.00		0.00		0.00	0.00	0.00

Total	1.34	(0.07)	0.65		1.50		0.64	2.43	(0.86)

Less Distributions to Common Shareholders:
From Net Investment Income	(0.39)	(0.84)	(0.87)		(0.86)		(0.75)	(0.70)	(0.74)
From Accumulated Net Realized Gains	(0.03)	0.00	(0.03)		(0.03)		(0.10)	(0.07)	(0.11)

Total	(0.42)	(0.84)	(0.90)		(0.89)		(0.85)	(0.77)	(0.85)

Common Share:
Discount from Common Shares Repurchased and Retired	0.00	0.00	0.00		0.00		0.00 *	(0.01)	0.00 *

Discount Per Share Repurchased through Tender Offer	0.00	0.00	0.00		0.00		0.00	(0.03)	0.00

Ending NAV	$16.40	$15.48	$16.39		$16.64		$16.03	$16.24	$14.62

Ending Common Share Price	$15.35	$13.40	$15.17		$15.05		$14.05	$14.14	$12.75
Common Share Total Returns:
Based on NAV(b)	8.77%	(0.50)%	4.25%		9.40%		4.04%	16.78%	(5.46)%
Based on Share Price(b)	17.94%	(6.49)%	7.10%		13.46%		5.53%	17.35%	(14.46)%
Supplemental Data/Ratios
Ending Net Assets (000)	$3,321,227	$3,134,970	$3,319,775		$3,370,157		$427,104	$433,092	$434,851
Ratios to Average Net Assets Before Reimbursement(c)
Expenses(e)	2.63%**	2.40%	2.05%		1.81%		1.50%	1.75%	2.03%
Net Investment Income (Loss)	4.99%**	5.02%	5.26%		4.87%		4.81%	4.56%	3.87%
Ratios to Average Net Assets After Reimbursement(c)(d)
Expenses(e)	N/A	N/A	2.04	(g)%	1.75	(g)%	N/A	N/A	N/A
Net Investment Income (Loss)	N/A	N/A	5.27	(g)%	4.93	(g)%	N/A	N/A	N/A
Portfolio Turnover Rate(f)	3%	15%	18%		21%		26%	13%	32%
Auction Rate Preferred (ARPS) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—		$—		$—	$—	$—
Asset Coverage Per $25,000 Share	$—	$—	$—		$—		$—	$—	$—
MuniFund Term Preferred (MTP) Shares at the End of Period(h):
Aggregate Amount Outstanding (000)	$—	$—	$—		$—		$—	$—	$108,000
Asset Coverage Per $10 Share	$—	$—	$—		$—		$—	$—	$31.69
Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$240,400		$240,400		$—	$—	$92,500
Asset Coverage Per $100,000 Share	$—	$—	$304,955		$304,005		$—	$—	$316,883
Variable Rate Demand Preferred (VRDP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$1,411,600	$1,411,600	$1,411,600		$1,411,600		$179,000	$179,000	$—
Asset Coverage Per $100,000 Share	$282,786	$272,535	$300,955		$304,005		$338,606	$341,951	$—
MuniFund Preferred (MFP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$405,400	$405,400	$—		$—		$—	$—	$—
Asset Coverage Per $100,000 Share	$282,786	$272,535	$—		$—		$—	$—	$—
ARPS, MTP , VMTP, VRDP and/or MFP Shares at the End of Period:
Asset Coverage Per $1 Liquidation Preference	$2.83	$2.73	$3.01		$3.04		$—	$—	$3.17

	Year Ended October 31,
	2012	2011	2010	2009
Per Share Operating Performance
Beginning Common Share Net Asset Value (“NAV”)	$15.03	$15.20	$14.80	$12.85

Investment Operations:
Net Investment Income (Loss)	0.82	0.91	0.90	1.00
Net Realized/Unrealized Gain (Loss)	1.42	(0.22)	0.39	1.77
Distributions from Net Investment Income to ARPS(a)	0.00	(0.01)	(0.01)	(0.06)
Distributions from Capital Gains to ARPS(a)	0.00	0.00	0.00 *	0.00

Total	2.24	0.68	1.28	2.71

Less Distributions to Common Shareholders:
From Net Investment Income	(0.90)	(0.85)	(0.84)	(0.76)
From Accumulated Net Realized Gains	(0.04)	0.00 *	(0.04)	0.00

Total	(0.94)	(0.85)	(0.88)	(0.76)

Common Share:
Discount from Common Shares Repurchased and Retired	0.00	0.00	0.00	0.00 *

Ending NAV	$16.33	$15.03	$15.20	$14.80

Ending Common Share Price	$15.82	$14.32	$14.80	$13.85
Common Share Total Returns:
Based on NAV(b)	15.30%	4.83%	8.89%	21.54%
Based on Share Price(b)	17.44%	2.89%	13.51%	28.72%
Supplemental Data/Ratios
Ending Net Assets (000)	$486,750	$448,070	$452,908	$441,207
Ratios to Average Net Assets Before Reimbursement(c)
Expenses(e)	2.08%	1.95%	1.89%	1.25%
Net Investment Income (Loss)	5.17%	6.12%	5.79%	6.86%
Ratios to Average Net Assets After Reimbursement(c)(d)
Expenses(e)	2.05%	1.84%	1.71%	0.98%
Net Investment Income (Loss)	5.20%	6.23%	5.98%	7.12%
Portfolio Turnover Rate(f)	29%	7%	2%	9%
Auction Rate Preferred (ARPS) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$91,950	$91,950
Asset Coverage Per $25,000 Share	$—	$—	$81,628	$80,165
MuniFund Term Preferred (MTP) Shares at the End of Period(h):
Aggregate Amount Outstanding (000)	$108,000	$108,000	$108,000	$108,000
Asset Coverage Per $10 Share	$34.28	$32.35	$32.65	$32.07
Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$92,500	$92,500	$—	$—
Asset Coverage Per $100,000 Share	$342,768	$323,476	$—	$—
Variable Rate Demand Preferred (VRDP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$—	$—	$—	$—
MuniFund Preferred (MFP) Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$—	$—	$—	$—
ARPS, MTP , VMTP, VRDP and/or MFP Shares at the End of Period:
Asset Coverage Per $1 Liquidation Preference	$3.43	$3.23	$3.27	$3.21

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)

Total Return Based on Common Share net asset value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Preferred Shares issued by the Fund.

(d)

The expense ratios reflect, among other things, all interest expense and other costs related to Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as follows:

Six Months Ended April 30, 2019(i)	Year Ended October 31,
	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
1.59%**	1.37%	1.02%	0.78%	0.46%	0.75%	1.06%	1.05%	0.90%	0.84%	0.08%

(e)	After expense reimbursement from the Investment Adviser, where applicable. As of March 31, 2012 the Investment Adviser is no longer reimbursing the Fund for any fees and expenses.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(g)	During the fiscal years ended October 31, 2017 and October 31, 2016, the Investment Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its reorganization.
(h)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares outstanding were as follows:

Series 2014 (NVG PRCCL)	2014		2013	2012	2011	2010	2009
Ending Market Value per Share	$—		$10.09	$10.12	$10.10	$10.22	$9.98
Average Market Value per Share	10.05	^	10.11	10.16	10.12	10.19	10.03	^^

(i)	Unaudited.
^	For the period November 1, 2013 through December 23, 2013.
^^	For the period October 19, 2009 (first issuance date of shares) through October 31, 2009.
*	Rounds to less than $0.01 per share.
**	Annualized.
N/A	Fund does not have or no longer has a contractual reimbursement with the Investment Adviser.

Nuveen, LLC

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	NTC 0919

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 23, 2019

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen AMT-Free Municipal Credit Income Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Mark L. Winget, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen AMT-Free Municipal Credit Income Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 23, 2019 at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen AMT-Free Municipal Credit Income Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NVG_30744_071119_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen AMT-Free Municipal Credit Income Fund

Special Meeting of Shareholders to Be Held on September 23, 2019.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof..

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal	THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Merger pursuant to which Nuveen Connecticut Quality Municipal Income Fund (the “Target Fund”) will be merged with and into NAMCIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen AMT-Free Municipal Credit Income Fund (the “Acquiring Fund”), with common shares of the Target Fund being converted into newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of fractional common shares) and each issued and outstanding Adjustable Rate MuniFund Term Preferred Share (“AMTP Shares”) of the Target Fund being converted into a newly issued AMTP Share of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $100,000 per share.

			☐	☐	☐
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	NVG 30744	M xxxxxxxx	Ê

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, IL, 60606 on September 23, 2019

Please detach at perforation before mailing.

NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 23, 2019

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Connecticut Quality Municipal Income Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Mark L. Winget, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Connecticut Quality Municipal Income Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 23, 2019 at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Connecticut Quality Municipal Income Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NTC_30744_071119

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Connecticut Quality Municipal Income Fund

Special Meeting of Shareholders to Be Held on September 23, 2019.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal	THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Merger pursuant to which Nuveen Connecticut Quality Municipal Income Fund (the “Target Fund”) will be merged with and into NAMCIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen AMT-Free Municipal Credit Income Fund (the “Acquiring Fund”), with common shares of the Target Fund being converted into newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of fractional common shares) and each issued and outstanding Adjustable Rate MuniFund Term Preferred Share (“AMTP Shares”) of the Target Fund being converted into a newly issued AMTP Share of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $100,000 per share.

			☐	☐	☐
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scaner bar code

∎	xxxxxxxxxxxxxx	NTC 30744	M xxxxxxxx	Ê

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration stated filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED JULY 17, 2019

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGER OF

NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND (NTC)

with and into a wholly-owned subsidiary of

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to preferred shareholders of Nuveen AMT-Free Municipal Credit Income Fund (the “Acquiring Fund”) and common shareholders of Nuveen Connecticut Quality Municipal Income Fund (the “Target Fund”) in connection with the proposed combination of the Acquiring Fund and the Target Fund pursuant to an Agreement and Plan of Merger by and among the Acquiring Fund, the Target Fund and the Merger Sub (the “Agreement”) that provides for (1) the merging of the Target Fund with and into the Merger Sub, (2) the conversion of each issued and outstanding common share of beneficial interest of the Target Fund into newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and (3) the conversion of each issued and outstanding AMTP Share into a newly issued AMTP Share of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $100,000 per share (the “Merger”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated [•], 2019 relating to the proposed Merger (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [•], 2019.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”) without the approval of shareholders.

The Funds have similar investment objectives, but there are material differences. The investment objectives of the Acquiring Fund are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Target Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from both regular federal income tax and Connecticut personal income tax, consistent with the Target Fund’s investment policies. The Target Fund’s secondary investment objective is the enhancement of portfolio value relative to the Connecticut municipal bond market through investments in tax-exempt Connecticut municipal obligations that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

As a fundamental investment policy, under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Assets”) in municipal securities and other related investments the income from which is exempt from regular federal income tax. As a non-fundamental policy, under normal circumstances, the Acquiring Fund will invest 100% of its total assets (including assets attributable to the Acquiring Fund’s use of leverage, whether or not those assets are reflected in the Acquiring Fund’s financial statements for the purposes of generally accepted accounting principles, and with derivatives valued at their market value), minus the sum of its accrued liabilities (other than Acquiring Fund liabilities incurred for the express purpose of creating leverage) (“Managed Assets”) and at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. Under normal circumstances, the Target Fund will invest at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal and Connecticut income tax.

The Funds have different non-fundamental portfolio credit quality investment policies. Under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”), which includes below-investment-grade or unrated securities judged to be of comparable quality by Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the Fund’s investment sub-adviser. However, under normal circumstances, the Target Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. The Target Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Sub-Adviser. No more than 10% of the Target Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser.

The Funds’ investment objectives and policy to invest, under normal circumstances, at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal income tax and, in the case of the Target Fund only, exempt from Connecticut income tax, are fundamental investment policies of the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy or (2) more than 50% of the shares, whichever is less.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed principally of the investments described below.

Municipal Securities

General.    The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Tobacco Settlement Bonds.    Included in the general category of municipal securities described in the Joint Proxy Statement/Prospectus are “tobacco settlement bonds.” The Acquiring Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to the Acquiring Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Municipal Leases and Certificates of Participation.    The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)) and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer. As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Acquiring Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Fund has entered such a recourse agreement, the Acquiring Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), to cover its obligations with respect to its investments in TOB trusts.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities.    The Acquiring Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed-income securities are securities that are exempt from regular U.S. federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

(1) Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2) Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3) Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4) Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5) Bank notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6) Tax-exempt commercial paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Acquiring Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

When-Issued and Delayed Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than sixty days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives and Hedging Strategies

The Acquiring Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Acquiring Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Acquiring Fund’s investments. The Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of the Acquiring Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Acquiring Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” (“OTC”) or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Acquiring Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. The Acquiring Fund will invest in these instruments only in markets believed by the Adviser and/or the Sub-Adviser to be active and sufficiently liquid. Net gains, if any, from hedging and other transactions in derivatives may generate taxable income which will be distributed as taxable distributions to shareholders.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Acquiring Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Acquiring Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Acquiring Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Acquiring Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) sets forth a regulatory framework for certain derivatives, such as swaps, in which the Acquiring Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are subject to required business conduct standards and other regulatory burdens, and will be subject to minimum capital requirements upon the adoption of final capital rules. The statutory requirements of the Dodd-Frank Act have been implemented primarily through rules and regulations adopted by the SEC and/or the Commodity Futures Trading Commission (the “CFTC”). The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Cleared swaps are transacted through CFTC-registered futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain categories of swaps, although central clearing for additional categories of swaps is expected to be implemented by the CFTC. The Acquiring Fund may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member. In addition, the CFTC and bank regulators have imposed new margin requirements on uncleared OTC swaps that could adversely affect the Acquiring Fund’s ability to enter into swaps in the OTC market. The SEC is expected to adopt similar margin requirements for uncleared security based swaps. These requirements may increase the amount of collateral the Acquiring Fund is required to provide and the costs associated with providing it. These developments could cause the Acquiring Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Acquiring Fund, and the establishment of centralized clearinghouses and trading facilities for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs, and that such costs will be passed on to customers such as the Acquiring Fund. The rules that have been and will be promulgated may exert a negative effect on the Acquiring Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Acquiring Fund or its counterparties. The swap market could be disrupted or limited as a result of the new requirements, which may increase the cost of the Acquiring Fund’s investments and of doing business, which could adversely affect the Acquiring Fund’s ability to buy or sell derivatives. The overall impact of the Dodd-Frank Act on the Acquiring Fund remains highly uncertain and it is unclear how the swap markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Acquiring Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Acquiring Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Acquiring Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with the Acquiring Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Acquiring Fund may enter into credit default swap agreements either as a buyer or a seller. The Acquiring Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Acquiring Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Acquiring Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Acquiring Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Acquiring Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Acquiring Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Acquiring Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Acquiring Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. Thus, the Acquiring Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Acquiring Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Acquiring Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Acquiring Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Acquiring Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Acquiring Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Acquiring Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Acquiring Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Acquiring Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Acquiring Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Acquiring Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Acquiring Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Acquiring Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Acquiring Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Acquiring Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts purchased by the Acquiring Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Acquiring Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options.    The Acquiring Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (“CEA”) provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting the Nuveen registered open-end and closed-end funds, including the Acquiring Fund, to participate in an inter-fund lending facility whereby those funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business days’ notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program. The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. As a shareholder in another investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Acquiring Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act and when determining compliance with its own concentration policy, in each case to the extent the Acquiring Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments in underlying companies.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must maintain liquid assets (often referred to as “asset segregation”), or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments and financial agreements (such as reverse repurchase agreements). Generally, the Acquiring Fund will maintain an amount of liquid assets with its custodian in an amount at least equal to the amount of its obligations, including the value of unpaid past and future payment obligations, under derivative instruments and financial agreements, in accordance with SEC guidance. However, the Acquiring Fund also may “cover” certain obligations by other means such as through ownership of the underlying security or financial instrument. The Acquiring Fund also may enter into offsetting transactions with respect to certain obligations so that its combined position, coupled with any liquid assets maintained by its custodian, equals its net outstanding obligation in related derivatives or financial agreements. In the case of financial futures contracts that are not contractually required to cash settle, for example, the Acquiring Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to financial futures contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. If the Acquiring Fund writes credit default swaps, it will segregate the full notional amount of the payment obligation under the credit default swap that must be paid upon the occurrence of a credit event. The Acquiring

Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Acquiring Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. The Adviser will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Acquiring Fund’s portfolio investments.

Other Investment Policies and Techniques

Illiquid Securities.    The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegate.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Acquiring Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Acquiring Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Acquiring Fund will not engage in trading solely to recognize a gain.

Subject to the foregoing, the Acquiring Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the

Acquiring Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Acquiring Fund may exceed 100% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Federal Income Tax Matters.”

Repurchase Agreements.    As temporary investments, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Federal Income Tax Matters” for information relating to the allocation of taxable income between common shares and preferred shares. The Acquiring Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds and Other Original Issue Discount Instruments.    A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Acquiring Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objectives, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares of such Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less. None of the fundamental investment restrictions of the Acquiring Fund are proposed to be changed in connection with the Merger.

Except as described below, each Fund may not:

	Acquiring Fund	Target Fund
1.	Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.	Issue senior securities, as defined in the 1940 Act, other than preferred shares, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (2) below or with respect to transactions involving futures contracts or the writing of options within the limits described in the Fund’s registration statement.

2.	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made.

3.	Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Fund’s prospectus.	—

	Acquiring Fund	Target Fund
4.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	Underwrite any issue of securities, except to the extent that the purchase of municipal obligations in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting.

5.	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of nongovernmental users.	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to municipal obligations other than those municipal obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

6.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein or foreclosing upon and selling such security.

7.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

8.	Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940.	Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940.

9.	Issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes.	Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

10.	—	Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph 2 above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets.

11.	—	Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

	Acquiring Fund	Target Fund
12.	—	Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those trustees of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitation set forth in subparagraph (1) above with respect to the Acquiring Fund, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

For the purpose of applying the 25% industry limitation set forth in subparagraph (5) above with respect to the Acquiring Fund, such limitation will apply to tax exempt municipal securities if the payment of principal and interest for such securities is derived principally from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government, and in that situation the Acquiring Fund will consider such municipal securities to be an industry associated with the project.

For the purpose of applying the 25% industry limitation set forth in subparagraph (5) above with respect to the Acquiring Fund, the Acquiring Fund will consider the investments of underlying investment companies when determining compliance with its own concentration policy, to the extent the Acquiring Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments in underlying companies.

For the purpose of applying the limitation set forth in subparagraph (9) above with respect to the Target Fund, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Target Fund’s assets that may be invested in municipal securities insured by any given insurer.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of each Fund’s total assets, a Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

	Acquiring Fund	Target Fund
1.	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.	Invest in securities of other open- or closed-end investment companies (including ETFs) except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

	Acquiring Fund	Target Fund
3.	Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.	Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

4.	Purchase securities when borrowings exceed 5% of its total assets if and so long as Preferred Shares are outstanding	Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

5.	Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided that the Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.	Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided that the Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

6.	Invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Sub-Adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.	Invest more than 20% of the Fund’s Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).

7.	—	Purchase defaulted securities or securities of an issuer that is in bankruptcy at the time of investment, except that the Fund may invest in defaulted securities from an issuer of a security it already owns, or some other party, to help facilitate a favorable resolution to a municipal workout pursuant to the Adviser or Sub-Adviser’s policy regarding municipal workouts.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, or, if issued, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Portfolio Turnover

Each Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. Each Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. Each Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. Each Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%.

For the fiscal years ended October 31, 2018 and October 31, 2017, the portfolio turnover rates of the Acquiring Fund were as follows:

Acquiring Fund
2018	2017
15%	18%

For the fiscal years ended May 31, 2018 and May 31, 2017, the portfolio turnover rates of the Target Fund were as follows:

Target Fund
2018	2017
17%	20%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions.

MANAGEMENT OF THE FUNDS

Board Members and Officers

The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with Nuveen Fund Advisors (each, an “Investment Management Agreement”), is the responsibility of the Funds’ Board. (The same Board and officers oversee each Fund.) The number of Board Members is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “Independent Board Members”). None of the Independent Board Members has ever been a trustee, director or employee of, or consultant to, Nuveen, LLC (“Nuveen”), Nuveen Fund Advisors, Nuveen Asset Management or their affiliates.

With respect to the Acquiring Fund, the Board is divided into three classes, Class I, Class II and Class III, with the Class I Board Members serving until the 2019 annual meeting, the Class II Board Members serving until the 2020 annual meeting and the Class III Board Members serving until the 2021 annual meeting, in each case until their respective successors are elected and qualified. Currently, Judith M. Stockdale, Carole E. Stone and Margaret L. Wolff are slated in Class I, John K. Nelson, Terence J. Toth and Robert L. Young are slated in Class II, and Margo L. Cook, Jack B. Evans and Albin F. Moschner are slated in Class III. In addition, two Board Members are to be elected by holders of preferred shares annually. Currently, William C. Hunter serves as a Class I Board Member on an annual term and is elected by holders of preferred shares on an annual basis. Albin F. Moschner has been nominated to serve as the other Board Member elected by the holders of preferred shares on an annual basis, pending approval by the Acquiring Fund’s preferred shareholders at the next annual meeting.

With respect to the Target Fund, the Board is divided into three classes, Class I, Class II and Class III, with the Class I Board Members serving until the 2022 annual meeting, the Class II Board Members serving until the 2020 annual meeting and the Class III Board Members serving until the 2021 annual meeting, in each case until their respective successors are elected and qualified. Currently, Judith M. Stockdale, Carole E. Stone and Margaret L. Wolff are slated in Class I, John K. Nelson, Terence J. Toth and Robert L. Young are slated in Class II, and Margo L. Cook and Jack B. Evans are slated in Class III. In addition, two Board Members are to be elected by holders of preferred shares annually. Currently, William C. Hunter and Albin F. Moschner serve as Board Members on annual terms and are elected by holders of preferred shares on an annual basis.

The officers of the Funds serve annual terms and are elected on an annual basis.

The names, business addresses and birthdates of the Board Members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of June 30, 2019, the independent and interested Board Members of the Funds are directors or trustees, as the case may be, of 163 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 83 open-end mutual funds (the “Nuveen Mutual Funds”), 74 closed-end funds and 11 exchange-traded funds.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are not interested persons of the Funds

Terence J. Toth(2) c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1959	Chairman of the Board, Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2008, Chairman of the Board since July 1, 2018	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	167	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Public Member Director, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	167	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Annual or Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Henry B. Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	167	Director (since 2009) of Wellmark, Inc; formerly, Director (2004- 2018) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	167	Chairman (since 2019), Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010) and previously was a Director of The Curran Center for Catholic American Studies at Fordham University (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	167	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member of the Acquiring Fund until 2019 annual shareholder meeting; Class I Board Member of the Target Fund until 2022 annual shareholder meeting. Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	167	None

Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member of the Acquiring Fund until 2019 annual shareholder meeting; Class I Board Member of the Target Fund until 2022 annual shareholder meeting. Length of Service: Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	167	Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member of the Acquiring Fund until 2019 annual shareholder meeting; Class I Board Member of the Target Fund until 2022 annual shareholder meeting. Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	167	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010) of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	165	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are “interested persons” of the Funds

Margo L. Cook(3) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1964	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Investments, Inc.; Executive Vice President (since 2017) of Nuveen, LLC; President (since 2017), formerly, Co-President (2016- 2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Co-President (2015-2017) and Executive Vice President (2013–2015), of Nuveen Securities, LLC; President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	167	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)

Board Member Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Board Member Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of the Adviser, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

(3)	Board Member Cook is an “interested person” as defined in the 1940 Act by reason of her position with Nuveen and/or certain of its subsidiaries.

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Vice President	Term: Annual Length of Service: Since 2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)
Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

William T. Meyers 333 West Wacker Drive Chicago, IL 60606 1966	Vice President	Term: Annual Length of Service: Since 2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Direct (since 2016) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

Michael A. Perry 333 West Wacker Drive Chicago, IL 60606 1967	Vice President	Term: Annual Length of Service: Since 2017	Executive Vice President (since 2017) of Nuveen Fund Advisors, LLC, previously, Managing Director (2016-2017); Executive Vice President (since 2017) of Nuveen Securities, LLC and of Nuveen Alternative Investments, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)
Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017), formerly, Senior Vice President (2016- 2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities LLC.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017 1973	Vice President and Controller	Term: Annual Length of Service: Since 2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of June 30, 2019.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Terence J. Toth as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board as necessary, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, Margo L. Cook and Albin F. Moschner. During the fiscal year ended October 31, 2018 for the Acquiring Fund, the Executive Committee met three times. During the fiscal year ended May 31, 2018 for the Target Fund, the Executive Committee did not meet.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Albin F. Moschner, Margaret L. Wolff and Robert L. Young. During the fiscal year ended October 31, 2018 for the Acquiring Fund and May 31, 2018 for the Target Fund, the Dividend Committee met four times.

Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. A copy of the Audit Committee Charter is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit

Committee member. The members of the Audit Committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone, Chair, and Terence J. Toth, each of whom is an Independent Board Member of the Funds. During the fiscal year ended October 31, 2018 for the Acquiring Fund and May 31, 2018 for the Target Fund, the Audit Committee met four times.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Judith M. Stockdale, Margaret L. Wolff and Robert L. Young. During the fiscal year ended October 31, 2018 for the Acquiring Fund and May 31, 2018 for the Target Fund, the Compliance Committee met nine times and eight times, respectively.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation, including the compensation of the Independent Chairman of the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards. Accordingly, the members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young. During the fiscal year ended October 31, 2018 for the Acquiring Fund and May 31, 2018 for the Target Fund, the Nominating and Governance Committee met four times.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Jack B. Evans, Chair, Albin F. Moschner, Carole E. Stone, Terence J. Toth and Robert L. Young. During the fiscal year ended October 31, 2018 for the Acquiring Fund and May 31, 2018 for the Target Fund, the Closed-End Funds Committee met four times.

During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margo L. Cook

Ms. Cook, an interested Board Member of the Funds, has been President of Nuveen Investments, Inc. since April 2017, prior to which she had been Co-Chief Executive Officer and Co-President from 2016-2017, prior to which she had been Senior Executive Vice President since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC. She has been President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and President, Global Products and Solutions (since July 2017) and Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors.

Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves on the University of Rhode Island Foundation Board of Trustees, and is Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Jack B. Evans

Chairman (since 2019), formerly, President (1996-2019), of The Hall-Perrine Foundation, a private philanthropic corporation, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The American Board of Orthopaedic Surgery as a Public Member Director (since 2015) and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of Wellmark, Inc. since 2009 and was a Director of the Xerox Corporation (2004-2018). He is a past Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2004.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc.,

Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner has been Chairman of the Board (since 2019) and a member of the Board of Directors (since 2012) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves on The President’s Council and previously was a Director of The Curran Center for Catholic American Studies (2009-2018). He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.) having previously served on the Boards of the Chicago Board Options

Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth

Mr. Toth, the Board’s Independent Chairman, was a Co-Founding Partner of Promus Capital (2008 to 2017). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to November 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Board Member Terms

Pursuant to the organizational documents of the Acquiring Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. Under normal circumstances, holders of preferred shares (including holders of MuniFund Preferred Shares (“MFP Shares”) and Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, and Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) of the Acquiring Fund to be issued as a part of the Merger), voting separately as a single class, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

Pursuant to the organizational documents of each Fund, Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under normal circumstances, holders of preferred shares (including holders of MFP Shares, VRDP Shares and AMTP Shares), voting separately as a single class, are entitled to elect two Board Members, and the remaining Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances.

Share Ownership

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by the Board Member as of May 31, 2019:

Dollar Range of Equity Securities

Name of Board Member	Acquiring Fund	Target Fund	Family of Investment Companies(1)
Margo L. Cook	None	None	over $100,000
Jack B. Evans	None	None	over $100,000
William C. Hunter	None	None	over $100,000
Albin F. Moschner	None	None	over $100,000
John K. Nelson	None	None	over $100,000
Judith M. Stockdale	None	None	over $100,000
Carole E. Stone	None	None	over $100,000
Terence J. Toth	None	None	over $100,000
Margaret L. Wolff	None	None	over $100,000
Robert L. Young	None	None	over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

No Board Member who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments.

As of June 30, 2019, the Board Members and officers of each Fund as a group beneficially owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Compensation

Effective January 1, 2019, each Independent Board Member receives a $190,000 annual retainer, increased from $185,000 as of January 1, 2018, plus: (a) a fee of $6,500 per day, which was increased from $6,000 per day as of January 1, 2018, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at

Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $90,000, increased from $80,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $15,000, each increased from $12,500 as of January 1, 2018, as annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member for its last fiscal year:

Aggregate Compensation from the Funds(1)

Fund	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider(3)	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Acquiring Fund	$12,536	$12,926	$11,902	$13,333	$12,852	$11,847	$12,146	$13,016	$11,823	$10,859
Target Fund	844	847	786	859	570	787	802	978	773	733

Total Compensation from Nuveen Funds Paid to Board Members(2)	$336,797	$357,875	$323,375	$366,875	$303,797	$322,350	$303,864	$354,650	$309,919	$268,650

(1)

Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Acquiring Fund	$1,169	$—	$—	$—	$12,852	$1,561	$5,905	$—	$3,823	$10,859
Target Fund	85	—	—	—	570	126	392	—	247	733

(2)

Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2018 for services to the Nuveen open-end and closed-end funds advised by the Adviser.

(3)	Mr. Schneider retired from the Board effective December 31, 2018.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Pursuant to the Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all Nuveen-branded closed- and open-end registered investment companies organized in the U.S., and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2020. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund;

and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2019, Nuveen managed approximately $989.2 billion in assets, of which approximately $143.6 billion was managed by Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Acquiring Fund	2018	2017	2016
Gross Advisory Fees	$31,846,782	$31,397,444	$19,881,689
Waiver	$ —	$ (402,784)	$ (1,257,885)

Net Advisory Fees	$31,846,782	$30,994,660	$18,623,804

Target Fund	2018	2017	2016
Gross Advisory Fees	$1,916,619	$2,020,116	$2,022,224
Waiver	$ —	$ —	$ —

Net Advisory Fees	$1,916,619	$2,020,116	$2,022,224

Sub-Adviser

Nuveen Fund Advisors has selected Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”) to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 42.8572% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Acquiring Fund to Nuveen Fund Advisors.

For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Target Fund to Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors during each Fund’s last three fiscal years are as follows:

Acquiring Fund	2018	2017	2016
Sub-Advisory Fees	$13,648,639	$13,283,443	$7,906,651

Target Fund	2018	2017	2016
Sub-Advisory Fees	$737,160	$776,967	$777,778

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.    Paul L. Brennan, CFA, CPA, is the portfolio manager of the Acquiring Fund and Michael S. Hamilton is the portfolio manager of the Target Fund. Mr. Brennan will continue to manage the combined fund upon completion of the Merger.

In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of October 31, 2018 for Paul L. Brennan and May 31, 2018 for Michael S. Hamilton:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul L. Brennan	Registered Investment Companies	10	$13.86 billion
	Other Pooled Investment Vehicles	1	$40.39 million
	Other Accounts	3	$50.51 million

Michael S. Hamilton	Registered Investment Companies	11	$2.35 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$143.8 million

*	Assets are as of October 31, 2018 for Paul L. Brennan and May 31, 2018 for Michael S. Hamilton. None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary.    A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus.    A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award.    A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan.    Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the other accounts shown in the table above.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio managers as of May 31, 2019:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Dollar Range of Equity Securities Beneficially Owned in the Target Fund
Paul L. Brennan	$100,001-$500,000	None
Michael S. Hamilton	None	None

Codes of Ethics

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.

Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special-purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 under the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, Nuveen Asset Management will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Nuveen Asset Management’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interests of each Fund. If a member of Nuveen Asset Management’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing Nuveen’s website at http://www.nuveen.com or the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and Nuveen Fund Advisors, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The information in the table below reflects the aggregate brokerage commission paid by the Acquiring and Target Fund for the last three fiscal years:

	2018	2017	2016
Acquiring Fund	$—	$—	$1,345

	2018	2017	2016
Target Fund	$—	$—	$—

During the 2018 fiscal year, the Funds did not pay commissions in return for research services or hold any securities of its regular broker-dealers.

Under the 1940 Act, each Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen Securities, LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Funds, the amount of securities that may be purchased in any one issue and the assets of the Funds that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by each Fund’s Board, including a majority of the independent trustees.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

Each Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, each Fund’s common shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, each Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. However, there can be no assurance that either Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, each Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the applicable Board at the time it considers such issue, it is the current policy of each Fund’s Board, which may be changed by the applicable Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. Each Fund’s Board may in the future modify these conditions in light of experience.

The repurchase by a Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in a Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that a Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by a Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of a Fund’s common and preferred shares, if any, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, if any, voting together as a single class, unless the conversion has been approved by the requisite vote of the Fund’s Board Members, in which case a majority vote of the requisite holders would be required. See “Additional Information About the Funds—Certain Provisions in the Funds’ Declarations of Trust and By-Laws” in the Joint Proxy Statement/Prospectus for a discussion of voting requirements applicable to conversion of a Fund to an open-end investment company. If a Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, and the Fund’s preferred shares, if applicable, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. A Fund’s Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if a Fund’s common shares trade below net asset value, the Fund’s Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Fund’s Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, conversion transaction or other integrated transaction, holders who are subject to the federal alternative minimum tax (except as discussed below), investors with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

If a partnership holds shares of the Acquiring Fund, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. The discussion below may not be applicable to investors who are a partner in a partnership holding Acquiring Fund shares. Such investors should consult their own tax adviser regarding the tax consequences of acquiring, owning and disposing of shares of the Acquiring Fund.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Code, and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest)

would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Acquiring Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Acquiring Fund which are attributable to interest on state and local bonds that pay interest exempt from regular federal income tax and are so designated by the Acquiring Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gain. However, if the Acquiring Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A portion of the Acquiring Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Acquiring Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Acquiring Fund’s aggregate expenses as the percentage of the Acquiring Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Acquiring Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Acquiring Fund can designate as exempt-interest dividends by the disallowed amount. Income distributions by the Acquiring Fund in excess of the amount of the Acquiring Fund’s exempt-interest dividends may be taxable as ordinary income.

Distributions to shareholders of net investment income received by the Acquiring Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Acquiring Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Acquiring Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Acquiring Fund’s shares will depend upon the amount of such income realized by the Acquiring Fund, but is not generally expected to be significant. Taxable distributions are subject to federal income tax whether reinvested in additional shares of the Acquiring Fund or paid in cash.

Distributions, if any, in excess of the Acquiring Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). “Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Acquiring Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The IRS currently requires that the Acquiring Fund report distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Acquiring Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of the total Acquiring Fund dividends received by such class. Thus, the Acquiring Fund will report dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Earnings and profits for the current year are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Acquiring Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Acquiring Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Acquiring Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a regulated investment company.

The sale, exchange or redemption of shares of the Acquiring Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Acquiring Fund, although otherwise exempt from

U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Following the Merger, the Acquiring Fund does not intend to acquire securities whose income is subject to the federal alternative minimum tax applicable to individuals. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal securities subject to the federal alternative minimum tax.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of certain other property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by the Acquiring Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Acquiring Fund.

With respect to the preferred shares of the Acquiring Fund issued in the Merger, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Merger, including that the Merger will qualify as a tax-free reorganization under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Merger, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

EXPERTS

The financial statements of the Acquiring Fund and the Target Fund appearing in the Funds’ Annual Reports for the fiscal year ended October 31, 2018 and May 31, 2018, respectively, are incorporated herein. The Acquiring Fund’s financial statements as of and for the 2018, 2017, 2016, 2015 and 2014 fiscal years have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon. The Target Fund’s financial statements as of and for the 2018, 2017, 2016 and 2015 fiscal years have been audited by KPMG, independent registered public accounting firm, as set forth in their reports thereon. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and the Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT

AND REDEMPTION AND PAYING AGENT

The custodian of the Funds’ assets is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. With respect to each Fund’s common shares and the Target Fund’s AMTP Shares, the transfer, shareholder services and dividend disbursing agent and redemption and paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 (“Computershare”). Computershare will serve in such capacity with respect to the Acquiring Fund’s AMTP Shares issued in the Merger. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286 acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect to the Acquiring Fund’s MFP Shares and VRDP Shares.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements for the combined fund are not provided because the Target Fund’s net asset value does not exceed 10% of the Acquiring Fund’s net asset value as of April 30, 2019.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A

RATINGS OF INVESTMENTS

S&P Global Ratings—A brief description of the applicable S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

An S&P Global Ratings issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on S&P Global Ratings’ the following considerations:

1.        The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        The nature and provisions of the financial obligation, and the promise we impute; and

3.        The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-1

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P Global

A-2

Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any

A-3

stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the

A-4

modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

U.S. Municipal Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-5

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

A-6

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D

Default. Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ National Rating category, or categories below ‘CCC’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default except in the following cases:

•	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

•

In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Bankruptcy Code if there is sufficient visibility on potential recovery prospects.

•

The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

A-7

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

A-8

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating that a rating could stay at its present level or potentially be upgraded, “Negative”, to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

A-9

APPENDIX B

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal income tax rates for 2019 listed below. This table should not be considered a representation or guarantee of future results.

TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

Single-Return Bracket	Joint-Return Bracket	Federal Tax Rate	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%	7.50%
0-$9,700	0-$19,400	10%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%	7.78%	8.33%
$9,701-$39,475	$19,401-$78,950	12%	4.55%	5.11%	5.68%	6.25%	6.82%	7.39%	7.95%	8.52%
$39,476-$84,200	$78,951-$168,400	22%	5.13%	5.77%	6.41%	7.05%	7.69%	8.33%	8.97%	9.62%
$84,201-$160,725	$168,401-$321,450	24%	5.26%	5.92%	6.58%	7.24%	7.89%	8.55%	9.21%	9.87%
$160,726-$204,100	$321,451-$408,200	32%	5.88%	6.62%	7.35%	8.09%	8.82%	9.56%	10.29%	11.03%
$204,101-$510,300	$408,201-$612,350	35%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%	11.54%
Over $510,300	Over $612,350	37%	6.35%	7.14%	7.94%	8.73%	9.52%	10.32%	11.11%	11.90%

*

Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local tax imposed, or (iii) any alternative minimum tax or any tax other than regular federal personal income tax.

B-1

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust provides as follows: Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)(a)	Declaration of Trust of Registrant, dated July 12, 1999.(1)

(1)(b)	Certificate of Amendment to Declaration of Trust, dated October 6, 2009.(1)

(1)(c)	Certificate of Name Change Amendment to the Declaration of Trust of Registrant, dated December 9, 2011.(2)

(1)(d)	Certificate of Name Change Amendment to the Declaration of Trust of Registrant, dated April 1, 2016.(3)

(1)(e)	Certificate of Name Change Amendment to the Declaration of Trust of Registrant, dated December 12, 2016.(4)

(2)	Amended and Restated By-Laws of Registrant, dated November 18, 2009.(1)

(3)	Not applicable.

(4)	Agreement and Plan of Merger is filed as Appendix A to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated April 11, 2016.(3)

(6)(b)	Renewal of Investment Management Agreement, dated July 24, 2017.(5)

(6)(c)	Renewal of Investment Management Agreement, dated July 24, 2018.(6)

(6)(d)	Investment Sub-Advisory Agreement, dated April 11, 2016.(3)

(6)(e)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 24, 2017.(5)

(6)(f)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 24, 2018.(6)

(7)(a)	Form of Distribution Agreement between Registrant and Nuveen Securities, LLC.(7)

(7)(b)	Form of Underwriting Agreement.(7)

(8)	Nuveen Open-End and Closed-End Fund Deferred Compensation Plan for Independent Directors and Trustees (Restated effective April 27, 2017).(5)

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015.(8)

(9)(b)	Appendix A to Custodian Agreement.(8)

(10)	Not applicable.

(11)	Opinion and Consent of Counsel is filed herewith.

(12)(a)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(12)(b)	Form of Opinion and Consent of Stradley, Ronon, Stevens & Young, LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(13)(a)	Transfer Agency and Service Agreement dated June 15, 2017 between Registrant and Computershare Inc. and Computershare Trust Company, N.A.(5)

(13)(b)	First Amendment and Schedule A to Transfer Agency and Service Agreement.(5)

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney.(9)

(17)	Form of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(1)	Filed on March 24, 2011 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-173036) and incorporated by reference herein.
(2)	Filed on August 27, 2015 as an exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-206627) and incorporated by reference herein.
(3)	Filed on May 19, 2016 as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-206627) and incorporated herein by reference.
(4)	Filed on July 12, 2018 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-173036) and incorporated by reference herein.
(5)

Filed on November 16, 2017 as an exhibit to Post-Effective Amendment No. 1 to Nuveen California AMT-Free Quality Municipal Income Fund’s Registration Statement on Form N-2 (File Nos. 333-184971 and 811-21212) and incorporated by reference herein.

(6)	Filed on October 1, 2018 as an exhibit to Nuveen Dow 30SM Dynamic Overwrite Fund’s Registration Statement on Form N-2 (File Nos. 333-226218 and 811-22970) and incorporated by reference herein.
(7)	Filed on October 26, 2018 as an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 811-09475) and incorporated by reference herein.
(8)	Filed on October 2, 2015 as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-206627) and incorporated herein by reference.
(9)	Filed on June 13, 2019 as an exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-232098) and incorporated by reference herein.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission by post-effective amendment as soon as practicable following the closing of the Merger.

SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago and the State of Illinois, on the 17th day of July, 2019.

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

By:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

As required by the Securities Act of 1933, this Registrant’s registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity		Date

/s/ Cedric H. Antosiewicz	Chief Administrative Officer		July 17, 2019
Cedric H. Antosiewicz	(principal executive officer)

/s/ E. Scott Wickerham	Vice President and Controller		July 17, 2019
E. Scott Wickerham	(principal financial and accounting officer)

Terence J. Toth*	Chairman of the Board and Trustee	)
)
Margo L. Cook*	Trustee	)
)
Jack B. Evans*	Trustee	)	By: /s/ Gifford R. Zimmerman
		)	Gifford R. Zimmerman
William C. Hunter*	Trustee	)	Attorney-in-Fact
		)	July 17, 2019
Albin F. Moschner*	Trustee	)
)
John K. Nelson*	Trustee	)
)
Judith M. Stockdale*	Trustee	)
)
Carole E. Stone*	Trustee	)
)
Margaret L. Wolff*	Trustee	)
)
Robert L. Young*	Trustee	)

*

An original power of attorney authorizing, among others, Kevin J. McCarthy, Mark L. Winget and Gifford R. Zimmerman to execute this registration statement, and any amendments hereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(11)	Opinion and Consent of Counsel.

(12)(a)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.

(12)(b)	Form of Opinion and Consent of Stradley, Ronon, Stevens & Young, LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.

(14)	Consent of Independent Auditor.